                                                                EXHIBIT 10.42

                      STERLING PLAZA II - LEASE AGREEMENT


THIS LEASE is made and entered into this 7th day of March, 2000, by and between STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), and iSHIP.COM, INC., a Washington corporation ("Tenant").

As parties hereto, Landlord and Tenant hereby agree as follows:


                               LEASE PROVISIONS

1.   Lease Provisions and Exhibits.

     (a)  Leased Premises.  The leased premises (the "Premises") are situated on
          ---------------
          the real property as more particularly described in Exhibit A attached
                                                              ---------
          hereto (the "Land"), and consists of those portions of the building located at 3545 Factoria Boulevard S.E. in Bellevue, King County, Washington, which are described in Section 1(b) below, which building is commonly known as Sterling Plaza II (the "Building"), which is part of a complex which will from time-to-time hereafter consist of one or more buildings, including the Building and related grounds and parking areas situated on the real property as more particularly described in Exhibit B attached hereto and shown thereon (the "Project").
          ---------

     (b)  Agreed Floor Areas.  Landlord and Tenant agree that the floor area of
          ------------------
          the Premises is approximately 75,510 rentable square feet, which area is comprised of the entire first, second, third and fourth floors of the Building. Landlord and Tenant agree that the total floor area of the Building is approximately 92,866 rentable square feet. Usable square feet shall be calculated according to Building Owners and Managers Association International ("BOMA") standards namely, the "Standard Method for Measuring Floor Area in Office Buildings ANSI - BOMA Z-65.1-1996". Rentable square feet shall also be determined in accordance with BOMA based on the usable square footage measured, except that the load factor for the apportioned common area of the Building to be added to the usable area shall, for each full floor occupied by Tenant, not be greater than seven percent (7%), and for any partial floor occupied by Tenant, not be greater than ten percent (10%) (subject to adjustment following actual measurement of the Premises and the Building). A floor plan of Premises is attached as Exhibit C.
          ---------

          Landlord and Tenant agree that (1) reasonable attempts have been made to determine the correct square footage used in this Lease based upon plans for the Building, and (2) exact square footage shall be determined following completion of the shell of the Building. Landlord shall, at such time, inform Tenant in writing of its calculation of exact square footage of the Premises and the Building. Landlord grants Tenant the option to re-measure and challenge the Premises square footage calculation, at Tenant's expense, within ninety (90) days after receipt of Landlord's calculation. If Tenant's square footage calculation differs from Landlord's calculation, Landlord will re-measure the Premises at Landlord's expense to determine which calculation is correct. Landlord and Tenant agree that any challenge of the square footage calculation must be carried out within ninety
          (90) days after the Commencement Date. Once the final areas of the Premises and Building have been so determined and agreed upon by Landlord and Tenant, rent, Tenant's Percentage of the Building, the Tenant Improvement Allowance, and all other amounts based on such areas shall be appropriately adjusted by written agreement between Landlord and Tenant. After such 90-day period has expired, Landlord and Tenant agree to mutually waive any and all rights, claims, or liabilities against one another as they relate to the calculation of square footage to determine rents and other costs in this Lease.

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     (c)  Addition to Agreed Floor Area of Premises; Cancellation of Sterling
          -------------------------------------------------------------------
          Plaza I Lease.  Tenant shall have until October 2, 2000, to
          -------------
          irrevocably notify Landlord in writing of Tenant's election to add the fifth floor of the Building, consisting of approximately 17,356 rentable square feet, to the Premises by no later than April 15, 2001 (as such date may be adjusted based on Landlord's substantial completion of the tenant improvements) (the "Fifth Floor Notice"). If Tenant has delivered the Fifth Floor Notice to Landlord prior to the end of business on October 2, 2000, then Tenant shall have until October 1, 2001, to provide Landlord with written notice of its election to cancel that certain lease between Landlord and Tenant dated July 15, 1999, relating to the Fifth Floor of Sterling Plaza I (the "Sterling Plaza I Lease"). Such cancellation must provide at least six (6) months notice of the termination date for the Sterling Plaza I Lease, but shall otherwise be without cost or penalty to Tenant. If Tenant does not deliver the Fifth Floor Notice to Landlord by October 2, 2000, then Tenant must give Landlord written notice of its election to cancel the Sterling Plaza I Lease prior to the close of business on October 2, 2000, with such cancellation effective no sooner than April 2, 2001. If Tenant fails to give Landlord such cancellation notice by October 2, 2000, then the Sterling Plaza I Lease shall remain in full force and effect for the remainder of its term.

     (d)  Tenant's Percentage of the Building.  "Tenant's Percentage of the
          -----------------------------------
          Building" is equal to 81.3%, calculated by dividing the number of rentable square feet in the Premises (75,510) by the number of rentable square feet in the Building (92,866). Tenant's Percentage of the Building shall be appropriately adjusted as provided in Section 1(b) above and at any time during this Lease that the area of the Premises or the Building changes.

     (e)  Lease Term.
          ----------

          (1)  Initial Lease Term.  The "Initial Lease Term" for the Premises
               ------------------
               will commence, on a floor-by-floor basis, fifteen (15) days following Landlord's substantial completion of the shell and core of the Building (as detailed on Exhibit D attached hereto) and
                                               ---------
               the tenant improvements (the scope of which is described on

               Exhibit E attached hereto), including without limitation the
               ---------
               following:

               (A) the utility and other systems servicing the Building and necessary for the operation of the Building or Tenant's occupancy and full enjoyment of the Premises (such as elevators, plumbing, heating, ventilating, air conditioning, electrical and security systems) shall be completed and in good order and operating condition except for details of construction, decoration and mechanical adjustments which do not materially interfere with Tenant's use of the Premises;

               (B) The lobby of the Building and the entrances and public portions (including the garage), stairways, corridors and elevators (including freight elevators) of the Building shall have been finished (except for details of construction, decoration and mechanical adjustments which do not materially detract from the appearance of such areas or materially interfere with their use for normal purposes) and shall be in a clean and orderly condition affording reasonable access to all portions of the Premises;

               (C) The exterior of the Building (including the installation of glass therein) shall have been completed except for minor portions thereof which in the aggregate do not materially affect Tenant's use of the Premises; and

               (D) the tenant improvements on such floor have been substantially completed (meaning they are fully completed in accordance with the approved plans and

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                    specifications and ready for use by Tenant except for minor punchlist items that do not materially affect Tenant's use thereof).

               Additionally, Landlord shall have obtained a temporary Certificate of Occupancy for the Building and a temporary Certificate of Occupancy with respect to such floor of the Premises, each issued by the City of Bellevue.

               Tenant may use the fifteen (15) day period following substantial completion, as described above, to move its furniture and fixtures into the Premises. Each such date, on a floor-by-floor basis, is the "Commencement Date." The Initial Lease Term will expire on that date which is the last day of the month eight (8) years following the last Commencement Date to occur for floors one through four. Landlord and Tenant shall confirm in writing the Commencement Date applicable to each floor of the Premises. Landlord and Tenant estimate that the Commencement Date shall be as follows for each of the floors: (i) first floor: February 1, 2001; (ii) second floor: February 15, 2001; (iii) third floor:
               March 1, 2001; and (iv) fourth floor:  March 15, 2001.

          (2)  Conditions to Commencement of Initial Lease Term.  In order for
               ------------------------------------------------
               the Initial Lease Term to commence, the acquisition of Tenant by Stamps.com, Inc. must have occurred, and Tenant must have provided evidence of the same satisfactory to Landlord.

          (3)  Boundary Line Adjustment.  Landlord has caused a boundary line
               ------------------------
               adjustment involving the Land and the land on which Sterling Plaza I is located (the "Sterling Plaza I Property") to be recorded in the real property records of King County, Washington. Landlord hereby indemnifies Tenant with respect to any loss, cost, damage or expense incurred by Tenant in the event Landlord fails to obtain written approval from New York Life Insurance Company ("NYLIC"), Landlord's lender on Sterling Plaza I, of the boundary line adjustment necessary to legally separate the Land from the Sterling Plaza I Property which is encumbered by a deed of trust in favor of NYLIC.

          (4)  Option to Renew the Lease.  Provided Tenant is not then in
               -------------------------
               default under this Lease beyond any applicable notice an cure periods, either at the time notice of exercise is given or upon expiration of the initial term of this Lease, Tenant shall have the option to extend the term of this Lease for two (2) renewal terms of five (5) years (each, a "Renewal Term"). Except for the monthly rent described below and other economic terms, the terms, covenants, and conditions of this Lease shall remain unchanged during each Renewal Term (unless otherwise mutually agreed by Landlord and Tenant). Tenant may exercise the option by giving written notice of exercise ("Tenant's Exercise Notice") to Landlord not earlier than fourteen (14) months but at least eleven (11) months prior to the expiration of the Initial Lease Term or the first Renewal Term, as applicable. If Tenant's Exercise Notice is not timely given, the option to renew (and any subsequent option to renew) shall terminate.

          (5)  Determination of Market Rental Rate.  The rent to be paid during
               -----------------------------------
               each Renewal Term will be the then-market rental rate based upon rates prevailing at the time of commencement of the Renewal Term for comparable leases in comparable office buildings located in the vicinity of the I-90 corridor in the City of Bellevue, Washington. Comparable leases shall include leases of a similar duration for tenants which are not directly or indirectly affiliated with their Landlord. Within ninety (90) days after receipt of Tenant's Exercise Notice, Landlord will provide Tenant with a written proposal for rent during the upcoming Renewal Term. Within sixty (60) days after Tenant's receipt of Landlord's written proposal, Tenant shall provide Landlord with a written response. If, within sixty (60) days after Tenant's written response is received by Landlord, the parties are unable to reach an agreement as to the rental rate applicable during the Renewal Term, the then-market rental rate will be established as follows: Landlord and Tenant shall each, by that date which is three (3)

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               months prior to the commencement of the upcoming Renewal Term, retain an individual with substantial experience in the appraisal of commercial office property located in the Seattle-Bellevue metropolitan area and holding a designation of "MAI" or equivalent professional qualification (an "Appraiser"). The two Appraisers retained shall, within two (2) weeks of their appointment, appoint a third Appraiser. By that date which is two
               (2) months prior to the commencement of the upcoming Renewal Term, each Appraiser shall, through his or her independent research, determine the then-market rental rate (exclusive of triple-net additional rent) that he or she believes to be applicable to the Premises during the upcoming Renewal Term, and shall provide written notice of the same to Landlord, Tenant and the other Appraisers (the "Appraised Rent"). The Appraised Rents determined by the two Appraisers that are closest in dollar amount to one another shall be averaged, and the resulting number shall be the base rent for the upcoming Renewal Term. Landlord and Tenant shall each bear the cost of the Appraiser it appoints, and shall share equally the cost of the third Appraiser. Notwithstanding the foregoing, in no event shall the base rent payable during any Renewal Term be less than the base rent payable during the last month of Initial Lease Term or the first Renewal Term, as applicable.

     (f)  Rent.  The monthly rent for the Premises shall commence, on a floor-
          ----
          by-floor basis, on the Commencement Date. The annual base rent for the Premises, on a per rentable square foot basis, is as follows:

                       1st year of Initial Lease Term:      $23.00
                       2nd year of Initial Lease Term:      $23.58
                       3rd year of Initial Lease Term:      $24.17
                       4th year of Initial Lease Term:      $24.78
                       5th year of Initial Lease Term:      $25.40
                       6th year of Initial Lease Term:      $26.04
                       7th year of Initial Lease Term:      $26.69
                       8th year of Initial Lease Term:      $27.36

          together with additional rent as provided in Section 8 of this Lease. The "first year" of the Initial Lease Term shall be the period from the first Commencement Date to the end of the twelfth (12th) month after the last Commencement Date. Such base rent shall be payable in equal monthly installments. Rent for any partial month at the beginning of the Initial Lease Term shall be prorated on the basis of the number of days elapsed. Landlord and Tenant shall confirm in writing the amount of base rent due based on the final calculations of, or any adjustments to, the floor area of the Premises. Rent is to be paid in advance on or before the first day of each month without offset or deduction at the offices of Landlord, Sterling Realty Organization Co., 600 - 106th Avenue NE, Suite 200, Bellevue, Washington 98004, or P.O. Box 91723, Bellevue, Washington 98009, or such other place designated by Landlord.

     (g)  Letters of Credit; Security Deposit.
          -----------------------------------

          (1)  Letter of Credit No. 1.  Tenant shall, on or before March 13,
               ----------------------
               2000, provide to Landlord an irrevocable letter of credit ("Letter of Credit No. 1") in the amount of $1,812,240.00 (calculated by multiplying the 75,510 rentable square foot floor area of the Premises by $24.00), issued by a bank reasonably satisfactory to Landlord and in the form attached hereto as Exhibit F, as security for Tenant's performance of its
               ---------
               obligations under this Lease.   If Tenant fails to deliver Letter
               of Credit No. 1 to Landlord by March 13, 2000, then for each day thereafter until Letter of Credit No. 1 is delivered to Landlord, there will be a day-for-day delay in the target Commencement Dates set forth in Section 1(e) above. The amount of Letter of Credit No. 1 shall be adjusted based on the final determination of floor area under Section 1(b) above, and Tenant shall increase the amount of Letter of Credit No. 1 when any floor area is, during the Initial Lease Term,

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               added to the Premises in accordance with the provisions of this
               Lease. The amount of Letter of Credit No. 1 shall be reduced to zero in eight (8) annual reductions, each of 12.5% of the original amount of Letter of Credit No. 1, commencing on the last Commencement Date to occur (as set forth in Section 1(e)(1) above) and on each subsequent anniversary thereof. If Tenant is in default of its obligations under this Lease, Landlord may so certify to the issuer of Letter of Credit No. 1, and upon presentation, such issuer shall cause Letter of Credit No. 1 to be drawn down in its entirety and paid to Landlord. If the amount drawn down by Landlord under Letter of Credit No. 1 is in excess of the amount necessary to cure Tenant's default under this Lease, then Landlord shall hold the remainder of such funds as a security deposit (the "Security Deposit") for the account of Tenant. Landlord's obligations with respect to the Security Deposit are those of a debtor and not a trustee. Landlord may maintain such sums separate and apart from Landlord's general funds or may commingle them with Landlord's general or other funds. Landlord is not required to pay Tenant interest on such sums, or any portion thereof.

          (2)  Letter of Credit No. 2.  If, at any time after the first thirty
               ----------------------
               (30) months of the Initial Lease Term, Stamps.com, Inc. has a net operating loss, measured over the previous four calendar quarters, that is greater than one-half the amount of Stamps.com, Inc.'s then-current working capital, all as determined in accordance with generally accepted accounting principles, Tenant shall provide to Landlord an additional irrevocable letter of credit issued by a bank reasonably satisfactory to Landlord and in the form attached hereto as Exhibit F in an amount equal to
                                              ---------
               the then-rentable square foot floor area of the Premises multiplied by $10.00 ("Letter of Credit No. 2"). Letter of Credit No. 2 shall remain posted with Landlord for so long as Stamps.com, Inc.'s financial condition remains as stated in the preceding sentence. If Tenant is in default of its obligations under this Lease, Landlord may so certify to the issuer of Letter of Credit No. 2, and upon presentation, such issuer shall cause Letter of Credit of Credit No. 2 to be drawn down in its entirety and paid to Landlord. If the amount drawn down by Landlord under Letter of Credit No. 2 is in excess of the amount necessary to cure Tenant's default under this Lease, then Landlord shall hold the remainder of such funds as a Security Deposit for the account of Tenant.

     (h)  Financial Statements.  Promptly following the end of each fiscal
          --------------------
          quarter, Tenant shall provide Landlord with copies of financial statements for Tenant and Stamps.com, Inc. for the previous fiscal quarter, certified by Tenant's chief financial officer and the chief financial officer of Stamps.com, Inc., respectively, to be true, accurate and complete. Financial statements shall be required for only Stamps.com, Inc. if Tenant and Stamps.com, Inc. report on a consolidated basis. Landlord shall keep all such financial information confidential, provided that Landlord may disclose such information, on a confidential basis, to Landlord's mortgagee or prospective purchasers of the Land and the Building.

     (i)  Guaranty of Lease.  Stamps.com, Inc., Tenant's parent company
          -----------------
          following the acquisition that is a condition to the commencement of this Lease, shall guaranty the payment and performance of all of Tenant's obligations under this Lease, as evidenced by its execution of the Guaranty of Lease, the form of which is attached hereto as Exhibit G.
          ---------

     (j)  Permitted Uses.  The Premises shall be used only for general office
          --------------
          purposes and uses ancillary thereto (including without limitation a computer server room, auditorium, conference room, exercise facility and cafeteria and dining facility, but only so long as such uses are ancillary to the general office use of the Premises, used only by employees of Tenant (unless otherwise agreed in writing by Landlord), and such ancillary uses do not require any additional parking under City of Bellevue zoning ordinances) and for no other purpose or use without the written consent of Landlord.

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                          GENERAL TERMS AND CONDITIONS

2. Premises. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, upon the terms and conditions herein set forth, the Premises described in Section 1(a) hereof.

3. Term. The Lease term shall be for the period stated in Section 1(e) hereof. The Lease term shall commence on the Commencement Date specified in Section 1(e). Neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord's inability or failure to deliver possession of the Premises to Tenant as provided herein.

4. Rent. Tenant shall pay Landlord the monthly rent stated in Section 1(f) hereof without demand, deduction or offset (except as otherwise expressly provided in this Lease), payable in lawful money of the United States in advance on or before the day specified in Section 1(f) to Landlord at the offices of Landlord or its building manager at the place specified in
     Section 1(f), or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent for any partial month at the beginning or end of the Lease term shall be prorated. Notwithstanding anything in Section 8 hereof, the rent payable by Tenant shall in no event be less than the rent specified in Section 1(f) of this Lease.

     (a)  Late Fees On Overdue Rent.  With respect to the first two (2) times
          -------------------------
          during any calendar year of the Lease term that Tenant fails to pay any rent, additional rent or other sums payable by Tenant to Landlord hereunder in a timely manner, Landlord shall provide written notice to Tenant so stating (each, a "Late Notice"). If such payment is not received within three (3) days following receipt of the Late Notice, then such rent, additional rent or other sums payable by Tenant to Landlord shall bear interest at a rate equal to three percent (3%) per annum, compounded monthly, above the prime lending rate as publicly announced from time to time by Bank of America, calculated from the date of delinquency to the date of payment (the "Default Rate"). If, during any calendar year of the Lease term Tenant has received two (2) Late Notices and Tenant fails to pay to Landlord any rent, additional rent or other sums due hereunder when due, then such amounts shall bear interest at the Default Rate from the date of delinquency to the date of payment.

     (b)  Collection Fee on Overdue Rent.  With respect to the first two (2)
          ------------------------------
          times during any calendar year of the Lease term that Tenant fails to pay its rent in a timely manner, Landlord shall provide a Late Notice to Tenant. If such payment is not received within three (3) days following receipt of the Late Notice, then such rent, additional rent or other sums payable by Tenant to Landlord shall also be subject to a collection fee equal to three percent (3%) of the amount due. If, during any calendar year of the Lease term Tenant has received two (2) Late Notices and Tenant fails to pay to Landlord any rent, additional rent or other sums due hereunder when due, then such amounts shall be subject to a collection fee equal to three percent (3%) of the amount due.

5. Notices. All notices under this Lease shall be in writing and delivered in person or sent by facsimile or by registered or certified mail to Landlord at the address below, to Tenant at the Premises after the Commencement Date and at the address below prior to the Commencement Date, and to the holder of any first mortgage or deed of trust at such place as such holder shall specify to Tenant in writing; or at such other facsimile number or address as may from time to time be designated by each party in writing. Notices will be deemed to have been given on the date sent by facsimile with evidence of receipt by the intended party, on the date delivered in the case of personal delivery or, if mailed, on that date which is two (2) days after the postmark thereof.

                   LANDLORD:         Sterling Realty Organization Co.
                                     600 - 106th Avenue NE, Suite 200
                                     Bellevue, Washington  98004
                                     Attention:  Property Manager

                                     Telephone:       (425) 455-8100
                                     Facsimile No.:   (425) 455-8165
                   TENANT:           iShip.com, Inc.
                                     3535 Factoria Boulevard S.E., Suite 500
                                     Bellevue, Washington  98006
                                     Attention:  Stephen M. Teglovic, CEO

                                     Telephone:       (425) 602-4848
                                     Facsimile No.:   (425) 602-5025

                   with a courtesy copy to John E. Jamerson, CFO, at Tenant's address stated above, provided that Landlord's failure to provide the courtesy copy shall not delay or defeat the effectiveness of any notice given to Tenant.

6. Uses. The Premises are to be used only for the uses specified in Section 1(j) hereof (the "Permitted Uses") and for no other business or purpose without the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not commit or allow any acts to be done in or about the Premises that are unlawful or that will cause an increase to the existing rate of insurance on the Building. Tenant shall not commit or allow to be committed any waste upon the Premises, or create or allow to be created any public or private nuisance in the Building. Tenant shall not, without the written consent of Landlord, use any apparatus, machinery or device in or about the Premises which will cause any substantial noise or vibration or any increase in the normal use of electric power. If any of Tenant's office equipment should disturb the quiet enjoyment of any other tenant in the Building, then Tenant shall provide adequate insulation, or take other such action as may be necessary to eliminate the disturbance. Tenant shall comply with all laws and regulations relating to its use of the Premises, including laws relating to Hazardous Materials (defined in Section 43 below) and shall observe such reasonable rules and regulations as may be adopted and published by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building, and for the preservation of good order therein, including but not limited to any Rules and Regulations currently in effect, which are attached to this Lease as Exhibit H. Such rules and regulations
                                         ---------
     shall not be inconsistent with the terms of this Lease and shall be enforced against all tenants of the Building in a non-discriminatory manner.

7. Services and Utilities. Landlord shall furnish the Premises with electricity for lighting and operation of customary office machines, water, and elevator service, and, during Normal Business Hours, lighting, heat and normal air conditioning. "Normal Business Hours" are defined as 7:00 a.m. to 6:00 p.m., Monday through Friday, and 7:00 a.m. to 12:00 p.m. on Saturdays. Outside Normal Business Hours, utility services will be provided to the Premises, and Tenant shall pay Landlord for the actual cost of providing lighting, heat and normal air conditioning, including the associated electrical and maintenance costs. Tenant shall have access to the Building 24 hours per day, 7 days per week, through use of the "key card" security system.

     (a)  Extra Services.  During all hours which are not business hours,
          --------------
         Landlord shall furnish all of such services set forth above, except the following:

          (1)  Utility Services.  If requested by Tenant, Landlord shall furnish
               ----------------
               heat and air conditioning to the Premises at times other than Normal Business Hours, and Landlord's actual cost of providing such services to Tenant shall be paid by Tenant to Landlord as Additional Rent.

          (2)  Janitorial Services.  Janitorial service shall be provided each
               -------------------
               day except for Fridays, Saturdays or legal holidays, and shall be comparable to such services provided in Class A office buildings in Bellevue, Washington. The costs of any janitorial or other services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided to tenants of the Building shall be payable by Tenant as Additional Rent.

          (3)  Increased Utility Loads.  Landlord shall be entitled to install
               -----------------------
               and operate at Tenant's sole cost and expense a monitoring/metering system in the Premises to measure the demands on the electricity and HVAC systems of the Building. Landlord represents and warrants that the Building's electrical system will provide an electrical load of at least 4.5 total watts per square foot. Tenant shall comply with Landlord's reasonable instructions for the use of drapes, blinds and thermostats in the Building.

     (b)  Interruption to Services.  Landlord shall not be liable for any loss,
          ------------------------
          injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause outside of Landlord's reasonable control, except if such interruption or failure continues for forty-eight (48) hours or more, in which case rent shall be abated for that time after forty-eight (48) hours until such interruption ceases. In the event of such variation, interruption or failure, however, Landlord shall use reasonable diligence to restore such service. Except as provided above, no temporary interruption or failure of such service incident to the making of repairs, alterations or improvements or due to accident or strike, or conditions or events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or relieve Tenant from any of Tenant's obligations hereunder.

8.  Costs of Services and Utilities.

     (a)  Definitions.  As used herein, the following terms have the following
          -----------
          respective meanings unless the context otherwise specifies or clearly requires.

          (1)  "Lease Year" means a calendar year commencing January 1 and
                ----------
               ending December 31.

          (2)  "Operating Costs" means all reasonable and necessary expenses,
                ---------------
               based on Landlord's reasonable business judgment and customary practices, paid or incurred by Landlord for maintaining, operating and repairing the Building (including the parking facilities), the Land, and the personal property used in conjunction therewith, to the extent not paid directly by Tenant, including but not limited to all expenses paid or incurred by Landlord for Property Taxes as defined in Section 9 below; insurance required by Section 17(b)(2) below, by Landlord's mortgagee, or otherwise in Landlord's reasonable discretion; electricity during Normal Business Hours, water, gas, sewer, refuse collection, telephone charges and security service not chargeable to tenants and similar utilities services; the cost of supplies and window washing, cost of services of independent contractors, cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expense or charge which in accordance with generally accepted accounting and management principles would be considered an expense of maintaining, operating or repairing the Building, together with a property management fee equal to four percent (4%) of the monthly base rent for the Premises. Operating Costs shall include the cost of replacing cracked or broken exterior windows, but shall not include (A) costs for maintaining and repairing structural components of the Building; (B) any depreciation or amortization costs related to the Building or any portion or component of the Building or any equipment or other property used in connection with the Building, except as specifically permitted by the terms of this Lease; (C) any loan payments, principal or interest, or ground lease or similar payments; (D) any leasing costs, including brokerage commissions, legal fees, vacancy costs, and refurbishment or improvement expenses, in connection with the premises of a particular tenant; (E) any collection costs, including legal fees, or bad debt losses or reserves; (F) any costs or expenses resulting from Landlord's violation of any agreement to which it is a party or any applicable laws or ordinances or governmental rules, regulation, or orders; (G) Landlord's general corporate overhead and general and administrative expenses in excess of costs and expenses directly attributable to the operation and management of the Building; (H) any cost or expenses which would not, under generally accepted accounting and management principles, be regarded as a maintenance and operating expense; or (I) the items listed on Exhibit I to this Lease. All Operating Costs
                         ---------
               associated with the maintenance of the parking areas will be pro rated among users of the Project on the following basis: Tenant's pro rata share of such Operating Costs for the Parking areas of the Project will be the fraction, the numerator of which is 75,510 square feet (i.e. the rentable area of the Premises), as such area may be adjusted in accordance with the terms of this Lease, and the denominator of which is the sum of the rentable areas expressed in rentable square feet of all buildings now or hereafter located in the Project (pro rated as to the fraction of any year from the time any such new building is completed and placed in service). Currently there are three buildings located in the Project, the Building, Sterling Plaza I (which has 127,401 rentable square feet) and the Factoria Cinemas (which has 47,621 rentable square feet). All Operating Costs associated with the operation of the parking areas, including any parking control mechanism or valet parking service, will be pro rated among users of the Project and the users of the 12600 Building (which has 52,227 rentable square feet).

          (3)  "Estimated Operating Costs" means Landlord's estimate of
                -------------------------
               Operating Costs for the following Lease Year to be given by Landlord to Tenant pursuant to Section 8(b)(1).

     (b)  Additional Rent.  Tenant shall pay to Landlord as rent, in addition to
          ---------------
          the rent provided in Section 1(f) above, all Operating Costs allocable to the Premises and any and all other sums expressly provided for hereunder.

          (1)  Rent Adjustment for Estimated Operating Costs.  Landlord shall,
               ---------------------------------------------
               prior to the first Commencement Date and within 90 days after the commencement of each Lease Year thereafter, furnish to Tenant a written statement setting forth (A) Tenant's proportionate share of Estimated Operating Costs for such Lease Year, and (B) the amount of Additional Rent payable monthly during such Lease Year, which will equal one-twelfth (1/12) of the amount. If such Estimated Operating Costs are furnished after the commencement of the Lease Year, Tenant shall also make a retroactive lump-sum payment equal to the amount of such excess multiplied by the number of months during the Lease Year for which no such adjustment was paid.

          (2)  Actual Operating Costs.  Within ninety (90) days after the close
               ----------------------
               of each Lease Year during the term hereof, Landlord shall deliver to Tenant a written statement setting forth the actual Operating Costs during the preceding Lease Year. If such costs for any Lease Year exceed the Estimated Operating Costs paid by Tenant to Landlord pursuant to Section 8(b)(1) for such Lease Year, Tenant shall pay the amount of such excess to Landlord as additional rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Section 8(b)(1), then the amount of such overpayment shall be credited toward the next monthly rent payable by Tenant or, if this Lease has terminated, shall be paid to Tenant within thirty (30) days.

          (3)  Determinations.  The determination of Operating Costs and
               --------------
               Estimated Operating Costs shall be made by Landlord in its reasonable business judgment. If Tenant notifies Landlord in writing within three (3) years after the receipt by Tenant of Landlord's statement setting forth the preceding years' Operating Costs, then Tenant may review or audit Landlord's books and records pertaining to Operating Costs. In the event that any such audit, conducted in accordance with generally accepted accounting principles, reveals a discrepancy of three percent (3%) or more between Landlord's statement of the actual Operating Costs for a Lease Year and the amount of such Operating Costs determined by such audit, then if the Operating Costs were overstated Landlord shall reimburse to Tenant the excess amount paid by Tenant and Landlord shall pay for the reasonable cost of such audit; but if the Operating Costs were understated then Tenant shall pay to Landlord the amount of such deficiency and Tenant shall pay for the cost of such audit.

               Rent due pursuant to this section shall be Additional Rent payable by Tenant hereunder, and in the event of nonpayment thereof, Landlord shall have similar rights with respect to such nonpayment as it has with respect to any other nonpayment of rent hereunder.

          (4)  Extra Services Requested by Tenant.  If Tenant requests Landlord
               ----------------------------------
               to provide extra services not included in Operating Costs, and Landlord agrees to do so, such services will, during the Initial Term of this Lease, be charged at a rate of Fifty Dollars ($50.00) per hour for Landlord's agent to perform or supervise such services for the repair, maintenance and operation of the Premises as Tenant may request. Landlord will separately invoice Tenant for the cost of such services, and the amount due shall be Additional Rent payable by Tenant hereunder.

          (5)  End of Term.  If this Lease terminates on a day other than the
               -----------
               last day of a Lease Year, the amount of any adjustment between Estimated Operating Costs and Actual Operating Costs with respect to the Lease Year in which such termination occurs will be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365, and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment is payable within thirty (30) days after delivery of the Statement of Operating Costs with respect to such Lease Year.

9.   Property Taxes.   "Property Taxes" means all real property taxes and
     assessments and personal property taxes, charges and assessments levied with respect to the Land, the Building, and any improvements, fixtures and equipment, and all other property of Landlord, real or personal, located in or on the Building and used in connection with the operation of the Building. In addition to the foregoing, Property Taxes shall include a pro rata portion of all real property taxes and assessments for the driveway, parking, and related landscaped areas of the Project (the "Parking Lot Taxes"). The portion of the Parking Lot Taxes allocated to the Tenant shall be equal to the percentage of rentable space occupied by the Tenant compared to the total amount of rentable square feet contained in the Project (including the Factoria Cinemas). Tenant's share of Parking Lot Taxes shall be computed by multiplying the total Parking Lot Taxes by a fraction, the numerator of which is 75,510 (i.e. the rentable area of the Premises), and the denominator of which is the sum of the rentable areas expressed in square feet of all buildings now or hereafter located in the Project (pro rated as to the fraction of any year from the time any such new building is completed and placed in service). Currently there are three buildings located in the Project, the Building (which has 92,866 rentable square feet, Sterling Plaza I (which has 127,401 rentable square feet) and the Factoria Cinemas (which has 47,621 rentable square feet), for a total of 267,888 rentable square feet.

10. Taxes on Rents and Personal Property. If any governmental authority shall in any manner levy a tax on rents payable under this Lease or rents accruing from Tenant's use of property, or such a tax in any form against Landlord measured by income derived from the leasing or rental of the Building, such tax shall be paid by Tenant either directly or through Landlord; provided, however, that Tenant shall not be liable to pay any state or federal income tax imposed on Landlord.

     Tenant shall pay prior to delinquency all personal property taxes with respect to all property of Tenant located on the Premises or the Building and shall provide promptly upon request of Landlord written proof of such payment.

11. Acceptance of Premises. Landlord shall deliver the Premises to Tenant in a clean and orderly condition and in accordance with the provisions of
     Section 1(e) above.

12. Improvements. Subject to Section 21 of this Lease, upon the expiration or sooner termination of this Lease, all improvements and additions to the Premises made by Tenant shall become the property of Landlord.

13. Alterations and Care of Premises. Tenant shall take good care of the Premises and shall promptly make all necessary repairs and maintenance, except those to be made by Landlord as provided herein. Additionally, if Tenant elects to upgrade the generator that Landlord would otherwise have provided to operate the life safety systems of the Building, Tenant shall, during the term of this Lease, maintain such generator in accordance with all manufacturer's instructions relating thereto.

     (a) Except as expressly permitted by the terms of this paragraph, Tenant shall not make any alterations, additions or improvements in or to the Premises, or make changes to locks on doors, or add, disturb or in any way change any floor covering, wall covering, fixtures, plumbing or wiring, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord may, in determining whether to grant or withhold its consent to a particular alteration, addition or improvement, consider the likelihood that the particular alteration, addition or improvement will be usable by a subsequent tenant of the Premises.
          Notwithstanding the foregoing, Landlord's consent shall not be required for changes that cost Fifty Thousand Dollars ($50,000) or less and do not affect Building systems. If Landlord withholds its consent to a particular alteration, addition or improvement based on the unlikelihood that a subsequent tenant would find that alteration, addition or improvement usable, then Tenant may proceed to make the particular alteration, addition or improvement, but shall remove it from the Premises prior to the expiration or earlier termination of this Lease. Within thirty (30) days following the completion of any alterations or improvements, Tenant shall provide Landlord with "as-built" plans showing the alterations or improvements made to the Premises.

     (b) If Landlord's consent is required, then prior to Tenant commencing work on any alteration, addition or improvement to the Premises, Tenant shall submit to Landlord two (2) copies, and, at the request of Landlord, shall submit to any mortgagee holding a mortgage or deed of trust encumbrance on the Land one (1) copy, of full and complete plans and specifications detailing the design and plan of improvements for any such alteration, addition or improvement.

          Landlord does not and will not make any covenant or warranty, express or implied, that any such plans or specifications submitted by Tenant are accurate, complete or in any way suited for their intended purpose. Landlord shall either approve or disapprove plans within five (5) business days and, if approved, return a signed, approved copy to Tenant. Landlord will not unreasonably withhold or delay its approval. In the event that the plans are not approved by Landlord, Landlord shall inform Tenant of the reasons for its disapproval and Tenant shall have twenty (20) days in which to submit revised plans to Landlord for approval. Tenant shall not unreasonably refuse to satisfy any objections made by Landlord to the plans and specifications. Any objections Tenant has to Landlord's objection shall be submitted to Landlord in writing within the twenty (20) day period. Landlord shall respond to such revised plans within five (5) business days after their submittal by Tenant. A failure of one party to give any notice to the other party within the period provided for doing so shall be deemed to constitute approval of the plans and specifications or the objections thereto, as appropriate. Within thirty (30) days following the completion of any alterations or improvements, Tenant shall provide Landlord with "as-built" plans showing the alterations or improvements made to the Premises.

     (c) All such work so done by Tenant shall be done in accordance with all laws, ordinances, and rules and regulations of any federal, state, county, municipal or other public authority and/or Board of Fire Underwriters. Tenant expressly covenants and agrees that no liens of mechanics, materialmen, laborers, architects, artisans, contractors or subcontractors engaged by or through Tenant, or any other lien of any kind whatsoever arising by or through Tenant, shall be created against or imposed upon the Premises, the Land or the Building, and that in the event any such claims or liens of any kind whatsoever shall be asserted or filed by any persons, firms or corporations performing labor or furnishing material in connection with such work, Tenant shall pay off or cause the same to be discharged of record within five (5) days of notification thereof. Except as provided in Section 21 below, all alterations, improvements, or changes made by Tenant to the Premises shall be the property of Landlord and shall remain upon and be surrendered with the Premises upon the termination of this Lease; provided, however, that Tenant shall remove any alteration, addition or improvement made to the Premises by Tenant subsequent to the completion of the initial tenant improvements to be made pursuant to Exhibit E and to which Landlord withheld its consent under the terms
          ---------
          of Section 13(b) above. Tenant will remove any such alterations, additions or improvements made by Tenant prior to Tenant surrendering possession of the Premises to Landlord, and repair any damage caused to the Premises thereby, all at the sole cost and expense of Tenant.

          After the beginning of each Lease Year during the term of this Lease or any Renewal Term, Landlord may deliver a certificate to Tenant requesting that Tenant provide Landlord with an itemized list of all alterations, improvements or changes that Tenant has made to the Premises during the previous Lease Year. Tenant shall complete the certificate and return the same to Landlord within thirty (30) days following the date on which it was received. In the event no alterations or improvements were made during the previous Lease Year, Tenant shall so indicate on the certificate provided.

          All damage or injury done to the Building or the Premises or any appurtenances to either by Tenant, or by Tenant's agents, invitees, licensees, or employees, including the cracking or breaking of glass of any windows and doors, shall be paid for by Tenant.

     (d) Tenant shall not put curtains, draperies or other hangings on or beside the windows in the Premises or place any furniture on the patios or common areas without first obtaining Landlord's consent.
          All normal repairs necessary to maintain the Premises in a tenantable condition and consistent with the standards for a Class A office building in the Bellevue metropolitan area shall be done by or under the direction of Landlord, acting reasonably and in good faith.
          Tenant shall promptly notify Landlord of any damage to the Premises requiring repair, and if such repair is Landlord's obligation under the terms of this Lease, Landlord shall make such repair within thirty
          (30) days thereafter. If Landlord fails to respond to Tenant's notice within the 30-day period provided for doing so, then Tenant may cause the repairs to be accomplished. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in making the repairs, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses.

     (e) Landlord shall be responsible for maintaining and repairing the structural components of the Building at Landlord's sole cost. If Tenant believes that there is a problem or defect in the structural elements of the Building, including problems or defects in the foundation, exterior walls, floors or the roof system, and also including but not limited to safety aspects of the Building (as determined under applicable building codes as in effect on the date hereof), Tenant shall give Landlord notice of any such defect. Tenant and Landlord shall cooperate to determine promptly whether any such defect exists and to identify any damage to the Building resulting from such defect. Landlord shall repair any such defect and resulting damage. If Landlord fails to make any such repairs which can reasonably be completed within fifteen (15) days, within thirty (30) days after such determination, or fails to commence within thirty (30) days after such determination and diligently proceed to complete any such repairs which cannot reasonably be completed in fifteen (15) days, Tenant shall have the right, but not the obligation, to cause such repairs to be accomplished. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in making the repairs, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses. Landlord shall also maintain all common areas of the Building (including the Building exterior, landscaping and parking areas) in first-class condition and repair and consistent with the standards for a Class A office building in the Bellevue metropolitan area, at Landlord's cost but subject to reimbursement as set forth in Section 8 above.

     (f) Tenant shall, at the expiration or sooner termination of this Lease, surrender and deliver the Premises to Landlord in as good or better condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and damage by fire or other insured casualty excepted.

14. Liens and Insolvency. Tenant shall keep the Premises and the Building free from any liens arising out of any work performed, materials ordered or obligations incurred by Tenant. If Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or if a receiver, assignee or other liquidating officer is appointed for the business of Tenant, then Tenant shall be deemed to be in default under the terms of this Lease and Landlord may, in addition to any other remedy provided in this Lease, terminate Tenant's right of possession under this Lease at Landlord's option and in no event shall the Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

15. Access. Tenant shall permit Landlord and its agents (including, but not limited to any mortgagee holding a mortgage or deed of trust which is an encumbrance against the Land) to enter into and upon the Premises but, except in an emergency, only on advance reasonable notice and at reasonable times for the purpose of inspecting the same or for the purpose of repairing, altering or improving the Premises or the Building, with minimum interference to Tenant. Nothing contained in this Section 15 shall be deemed to impose any obligation upon Landlord not expressly stated herein or elsewhere in this Lease. Landlord shall, on the same basis, have the right to enter the Premises for the purpose of showing the Premises to prospective tenants within 270 days prior to the expiration or sooner termination of the Lease term.

16. Damage or Destruction. If the Building or the Premises are destroyed or damaged by fire or other casualty insured against under Landlord's fire and extended coverage insurance policy to the extent that more than fifty percent (50%) of either is rendered untenantable, or if the Building or the Premises are destroyed or materially damaged by any other casualty other than those covered by such insurance policy, notwithstanding that the Premises may be unaffected directly by such destruction or damage, Landlord may, at its election, terminate this Lease by notice in writing to Tenant within sixty (60) days after such destruction or damage. Such notice will be effective thirty (30) days after receipt thereof by Tenant. Landlord shall not be required to repair or restore fixtures, improvements, or other property of Tenant. If Landlord elects to restore the Premises, then Landlord shall so notify Tenant within sixty (60) days after such destruction or damage, and shall begin the restoration work within thirty
     (30) days of such date, in which event this Lease will continue in full force and effect. If Landlord fails to notify Tenant of its election within sixty (60) days after such destruction or damage, then Tenant may terminate this Lease immediately upon written notice to Landlord. Tenant may also terminate this Lease if the damage or destruction is reasonably anticipated to render the Premises untenantable for one hundred eighty (180) days or more, or if damage or destruction occurs within the last twelve (12) months of the Lease term. Rent and all other amounts owing hereunder shall abate for as long as and to the extent the Premises are rendered untenantable as a result of any such destruction or damage, unless such damage or destruction is due directly or indirectly to the intentional misconduct of Tenant or its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, in which case there will be an abatement of rent only to the extent Landlord collects rental loss insurance proceeds.

     (a)  Business Interruption.  Other than as provided in this Section 16
          ---------------------
          above, no damages, compensation, or claim shall be payable by Landlord to Tenant for inconvenience, loss of business, or annoyance arising from any repair or restoration of any portion of the Premises or of the Building as a result of fire or other casualty. Landlord shall use its best efforts to effect such repairs promptly.

     (b)  Tenant Improvements and Personal Property.  Landlord will not carry
          -----------------------------------------
          insurance of any kind on Tenant's furniture or furnishings or on any other personal property fixtures, equipment, improvements, or appurtenances owned or installed by Tenant, and Landlord shall not be obligated to repair any damage thereto or replace the same.

17.  Indemnification, Insurance and Waiver of Subrogation.

     (a)  Indemnification.  It is understood and agreed that Landlord shall not
          ---------------
          be liable for injury to any person, or for the loss of or damage to any property (including property of Tenant) occurring in or about the Premises from any cause whatsoever, except for that caused by Landlord's negligence, willful misconduct or breach of its obligations under this Lease. Tenant hereby indemnifies and holds Landlord harmless from and against and agrees to defend Landlord against any and all claims, charges, liabilities, obligations, penalties, causes of action; liens, damages, costs and expenses (including attorneys' fees) arising, claimed, charged or incurred against or by Landlord from any matter or thing arising from Tenant's use of the Premises, the conduct of its business or from any activity, work or other thing done, permitted or suffered by Tenant in or about the Premises or Common Areas, or in connection with the installation, operation, maintenance, existence or removal of a satellite dish or antenna and related facilities, if any, installed by Tenant on the roof of the Building, whether arising from any breach or default in the performance of any obligation on Tenant's part or to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any officers, contractor, agent, employee, guest, licensee, or invitee of tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim (including appeals) or any action or proceeding brought thereon and in the event that any action or proceeding is brought against Landlord by reason of such claim, except to the extent any of the foregoing is caused by the negligence or willful misconduct of Landlord or Landlord's breach of its obligations under this Lease. Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. The indemnification provided for in this paragraph shall survive any termination or expiration of this Lease. Landlord and its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence or willful misconduct of Landlord, its agents or employees or Landlord's breach of its obligations under this Lease. Landlord and its agents shall not be liable for interference with the light or air to the Premises or for any latent defect on the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents on or about the Premises. Landlord shall indemnify, defend and hold Tenant harmless from all loss, cost, expense and liability arising as a result of Landlord's negligence or breach of its obligations under this Lease.

     (b)  Insurance.
          ---------

          (1)  Tenant's Insurance.
               ------------------

               (A)  Liability Coverage.  During the entire Lease Term and at any
                    ------------------
                    time prior to the Lease Term commencing with the day on which possession of the Premises is delivered to Tenant for any reason, Tenant shall, at its own expense, maintain commercial general liability insurance with a reputable insurance company or companies with minimum amounts of Two Million Dollars ($2,000,000) combined single limit per occurrence and in the aggregate for personal injuries and property damage on or about the Premises, or in connection with the installation, operation, maintenance, existence or removal of a satellite dish or antenna and related facilities, if any, installed by Tenant on the roof of the Building, to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord and the management company, if any, employed by Landlord with respect to the Building shall be named as additional insureds and shall be furnished with a certificate of insurance which shall bear an endorsement that the same shall not be canceled except upon not less than thirty (30) days' prior written notice to Landlord.

               (B)  Property Coverage.  Tenant shall, at its own expense,
                    -----------------
                    maintain during the Lease Term and at any time prior to the Lease Term commencing with the date on which possession of the Premises is delivered to Tenant for any reason, insurance covering its furniture, fixtures, equipment, all leasehold improvements and inventory in an amount equal not less than 100% of the full replacement value thereof as provided by basic form coverage with a special form endorsement.

               (C)  Business Income and Extra Expense Coverage.  Tenant shall
                    ------------------------------------------
                    maintain business income and extra expense coverage at 100% of Tenant's gross revenue for a period of twelve (12) months.

               (D)  Commercial Auto Liability Coverage.  Tenant shall maintain
                    ----------------------------------
                    commercial auto liability insurance with a combined limit of not less than One Million Dollars ($1,000,000) for bodily injury and property damage for each accident. Such insurance shall cover liability relating to any auto (including owned, hired and non-owned autos).

          (2)  Landlord's Insurance.  Landlord shall procure and maintain
               --------------------
               physical damage insurance covering all real and personal property, excluding property paid for by tenants and not reimbursed by Landlord or paid for by Landlord for which tenants have reimbursed Landlord, located on or in, or constituting a part of, the Building in an amount equal to one hundred percent (100%) of the replacement value of all such property. Such insurance shall afford coverage for damages resulting from (i) perils covered by what is commonly referred to as special form insurance (including water damage, but excluding flood), and (ii) boilers and machinery coverage as appropriate for apparatus located in the Building, and shall include Business Income and Extra Expense coverage in such amounts as Landlord reasonably deems appropriate. Landlord shall also procure and maintain commercial general liability insurance with broad form general liability endorsement covering all claims with respect to injuries or damages to persons or property sustained in, on or about the Building and the appurtenances thereto, including the sidewalks and alleyways adjacent thereto, with limits of liability no less than Two Million Dollars ($2,000,000) combined single limit per occurrence and in the aggregate. Such limits may be achieved through the use of umbrella liability insurance otherwise meeting the requirements of this Section.

     (c)  Increase in Insurance Premium.  Tenant shall not keep, use, sell or
          ------------------------------
          offer for sale in or upon the Premises any article which may be prohibited by the form of property insurance policy required to be carried under this Lease. Tenant shall pay any increase in premiums for property (including special form coverage) insurance that may be charged during the term of this Lease on the amount of such insurance which may be carried by Landlord on the Premises, the Building or the Property of which the Premises are a part, resulting from Tenant's particular use of the Premises, whether or not Landlord has consented thereto. In such event, Tenant shall also pay any additional premiums on the insurance policy that Landlord may carry for its protection against the loss of business income through property damage. In determining whether increased premiums are the result of Tenant's particular use of the Premises, a schedule, issued by the organization setting the insurance rate on the Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the property insurance rate on the Premises. Landlord shall deliver bills for such additional premiums to Tenant at such times as Landlord may elect, and Tenant shall immediately reimburse Landlord therefor.

     (d)  Waiver of Subrogation.  Landlord and Tenant hereby mutually release
          ---------------------
          each other from liability and waive all rights of recovery against each other for any loss in or about the Premises, from perils insured against under their respective property insurance policies, including any special form endorsements thereof, whether due to negligence or any other cause. This paragraph shall, however, be inapplicable if it would have the effect, but only to the extent it would have the effect, of invalidating any insurance coverage of Landlord or Tenant. Each of Landlord and Tenant shall, at the request of the other, execute and deliver to the other a Waiver of Subrogation in the form and content as required by such party's insurance carrier.

     (e)  Companies.  Insurance required hereunder shall be issued by companies
          ---------
          rated A-VII or better in "Bests" Insurance Guide, or such other companies approved by Landlord.

     (f)  Certificate of Insurance.  A certificate issued by the insurance
          ------------------------
          carrier for each policy of insurance required to be maintained by Tenant under the provisions of this Lease shall be delivered to Landlord upon or before the delivery of the Premises to Tenant for any purpose, and thereafter within thirty (30) days prior to the expiration of the term of each such policy. Each certificate of insurance and each policy of insurance required to be maintained by Tenant hereunder shall expressly evidence insurance coverage as required by this Lease. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

18.  Assignment and Subletting.

     (a)  Assignment, Mortgage or Encumbrance.  Except as provided below, Tenant
          -----------------------------------
          shall not voluntarily or by operation of law assign, mortgage or otherwise encumber all or any part of Tenant's interest in this Lease or in the Premises without obtaining the prior written consent of Landlord in each instance, and any attempt to do so without first obtaining such consent shall be voidable at the option of Landlord. Landlord shall not, however, unreasonably withhold or delay such consent, but such consent shall require that such assignee, mortgagee or encumbrancer agree to be bound by all of the terms and conditions of this Lease. Notwithstanding any of the foregoing, without the consent of Landlord, Tenant may voluntarily or by operation of law assign and delegate this Lease to the surviving corporation upon any reorganization, merger, consolidation or acquisition of Tenant, and Tenant may assign, sublet and delegate this Lease for all or any portion of the Premises to its parent company, any wholly-owned subsidiary or any affiliate, provided that both Tenant and any such assignee shall both be bound by all of the terms and conditions of this Lease. Without in any way limiting the foregoing, Landlord hereby specifically approves the acquisition of Tenant, whether through merger or otherwise, by Stamps.com, Inc.

     (b)  Sublease.  Tenant shall not sublease the Premises without obtaining
          --------
          the prior written consent of Landlord, which consent of Landlord shall not be unreasonably withheld or delayed, and which consent shall require that such sublessee agree to be bound by all of the terms and conditions of this Lease applicable to such subleased space.

     (c)  Requirements for Request for Assignment or Sublease; Standards for
          ------------------------------------------------------------------
          Consent.  In the event Tenant desires to assign this Lease or sublet
          -------
          the Premises or any part hereof, Tenant shall give Landlord written notice at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease, which notice shall specify: (a) the name, address and business of the proposed assignee or sublessee, (b) the amount and location of the space affected, (c) the proposed effective date and duration of the sublease or assignment, and (d) current financial statements of the proposed assignee or sublessee. Each request for an assignment or subletting must be accompanied by a Processing Fee, equal to no less than Five Hundred Dollars ($500.00) plus reasonable legal fees, in order to reimburse Landlord for expenses incurred in connection with such request.

          In reviewing any request for an assignment of Tenant's interest under this Lease or a sublease of the Premises or a portion thereof, Landlord may take into consideration the credit-worthiness of the proposed assignee or sublessee, the purpose for which the proposed assignee or sublessee will use the Premises, and whether the proposed assignee or sublessee is anticipated to require parking in excess of the parking allocated to Tenant under this Lease. Use and occupancy of the Premises or any portion thereof by an assignee or sublessee will be consistent with operation and maintenance of a First Class office building and will not be in conflict with any other Lease in the Building. Consent to one assignment, subleasing or other transfer shall not be deemed to constitute consent to any subsequent assignment, subleasing or other transfer of Tenant's interest in this Lease. Except as expressly provided herein, no such assignment or sublease shall relieve Tenant of any liability under this Lease regardless of whether such liability arises by or through Tenant. Assignment or subletting shall not operate as a waiver of the necessity for a written consent to any subsequent assignment or sublease, and the terms of such consent shall be binding upon any person holding by, under or through Tenant.

     (d)  Rent from Assignee or Sublessee.  In the event of any sublease or
          -------------------------------
          assignment to which Landlord's consent is requested and given, Landlord and Tenant shall share on an equal basis the rent paid by Tenant's sublessee or assignee which is in excess of the rent due under this Lease, on a per rentable square foot basis, after deducting all of Tenant's out-of-pocket costs incurred in connection with such sublease or assignment, including commissions, improvements and leasing concessions, which costs shall be amortized over the term of the sublease or assignment. Landlord may, at its election, collect rent directly from such assignee, and in the event of a default hereunder by Tenant, from any sublessee.

     (e)  Landlord's Right to Recapture the Premises.  Except as set forth in
          ------------------------------------------
          the last sentence of this Section 18(e), with respect to any requested subletting or assignment requiring Landlord's consent, Landlord may, by written notice to Tenant, elect to terminate this Lease with respect to, and recapture from Tenant, that portion of the Premises specified in the request for sublease or assignment, as of the proposed effective date of the sublease or assignment. In such event, the area of the Premises, as defined in this Lease, shall be decreased by the portion of the Premises specified in such request, and the monthly base rent, Tenant's Percentage of the Building and all other amounts in this Lease based on the area of the Premises shall be reduced appropriately. If Tenant requests Landlord's consent to a sublease of the Premises, Landlord shall not have the right to recapture that portion of the Premises specified in the request for sublease unless the term of the sublease extends into the last twelve
          (12) months of the then-current term of this Lease, as extended from time to time.

19. Holdover. If Tenant, without the written consent of Landlord, holds over after the expiration or termination of the term of this Lease, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy, which tenancy may be terminated as provided by the laws of the State of Washington. During such tenancy, Tenant agrees to pay to Landlord rent equal to one hundred fifty percent (150%) of the rent as set forth herein, unless a different rate shall be agreed upon, and to be bound by all of the terms, covenants and conditions herein specified, so far as applicable.

20. Surrender of Premises. Upon the expiration or sooner termination of the term of this Lease, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises to Landlord, and shall return to Landlord all keys thereto.

21. Removal of Property. Upon the expiration or sooner termination of this Lease, Tenant may remove its trade fixtures, office supplies and movable office furniture and equipment provided (a) such removal is made prior to the termination or expiration of this Lease, (b) Tenant is not in default under any provision of this Lease beyond any applicable notice and cure periods at the time of such removal, and (c) Tenant immediately repairs all damage caused by or resulting from such removal. If Tenant has, in connection with its lease of the Premises, elected to upgrade the generator that Landlord would otherwise have provided to operate the life safety systems of the Building, then upon the expiration or sooner termination of this Lease, Landlord may retain such generator by paying to Tenant the depreciated value of the generator based on a fifteen (15) year useful life and the actual cost of such generator, including sales tax, less the amount that would be the depreciated value of the generator based on a fifteen (15) year useful life and a purchase price of $64,000.00 plus sales tax. All other property in the Premises and any alterations or additions thereto (including, without limitation, wall-to-wall carpeting, paneling, wall covering, or lighting fixtures and apparatus) and any other article affixed to the floor, wall or ceiling of the Premises shall become the property of Landlord and shall remain upon and be surrendered with the Premises, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing, Tenant shall, upon termination of this Lease, remove such alterations, additions, fixtures, equipment and property placed or installed by Tenant in the Premises subsequent to the completion of the tenant improvements to be made pursuant to Exhibit E and to which Landlord
                                                ---------
     withheld its consent under the terms of Section 13 above, and shall immediately repair any damage caused by or resulting from such removal to the condition of the Premises prevailing upon commencement of this Lease, reasonable wear and tear excepted.

     If Tenant fails to remove any of its property of any nature whatsoever from the Premises or the Building at the termination of this Lease or when Landlord has the right of reentry, Landlord may, at its option, remove and store said property without liability for loss thereof or damage thereto, such storage to be for the account and at the expense of Tenant. If Tenant does not pay the cost of storing any such property after it has been stored for a period of thirty (30) days or more, Landlord may, at its option, sell or permit to be sold any or all of such property at public or private sale (and Landlord may become a purchaser at such sale), in such manner and at such times and places as Landlord in its reasonable discretion may deem proper without notice to Tenant, and shall apply the proceeds of such sale: first, to the cost and expense of such sale, including reasonable attorneys' fees actually incurred; second, to the payment of the costs or charges for storing any such property; third, to the payment or any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

22.  Defaults.

     (a)  Tenant's Defaults.  Time is of the essence hereof, and in the event
          -----------------
          Tenant violates or breaches or fails to keep or perform any covenant, agreement, term or condition of this Lease, and if such default or violation continues or is not remedied within five (5) business days (or, if no default in the payment of money is involved, then within twenty (20) days, or if such breach cannot be cured within twenty (20) days, then Tenant commences a cure within twenty (20) days and thereafter diligently prosecutes such cure to completion) after notice in writing thereof is given by Landlord to Tenant specifying the matter claimed to be in default, or if Tenant abandons or vacates the Premises or any significant portion thereof, Landlord, at its option, may immediately declare Tenant's rights under this Lease terminated, and reenter the Premises using such force as may be necessary, and repossess itself thereof, as of its former estate, and remove all persons and property from the Premises. Notwithstanding any such reentry, the liability of Tenant for the full payment of rent and other amounts owed hereunder or provided for herein shall not be extinguished for the balance of this Lease, and Tenant shall make good to Landlord any deficiency arising from a reletting of the Premises at a lesser rent, plus the reasonable costs and expenses of renovating, altering and reletting the Premises, including attorneys' fees or brokers' fees incident to Landlord's reentry or reletting. Tenant shall pay any such deficiency each month as the amount thereof is ascertained by Landlord or, at Landlord's option, Landlord may recover, in addition to any other sums, the amount at the time of judgment by which the unpaid rent for the balance of the term after judgment exceeds the amount of rental loss which Tenant proves could be reasonably avoided, discounted at the then Federal Discount Rate less three percent (3%). The calculation of any amount of rental loss which Tenant claims could be reasonably avoided shall take into account those sums which are reasonably anticipated to be expended by Landlord for tenant improvements, moving expenses, lease assumption costs, real estate commissions, and all other costs associated with reletting the Premises. In reletting the Premises, Landlord may grant rent concessions and Tenant shall not be credited therefor. Nothing herein shall be deemed to affect the right of Landlord to recover for indemnification under Section 17 herein arising prior to the termination of this Lease, or for any other remedy at law or in equity. Landlord shall make reasonable efforts to mitigate its damages in the event of Tenant's default.

     (b)  Landlord's Defaults.  If Landlord fails to keep and perform any
          -------------------
          covenants and agreements herein contained, and if after written notice from Tenant specifying such default and permitting Landlord at least thirty (30) days (except in the event of an emergency or a situation affecting the tenantable condition of the Premises, in which case Landlord will be permitted a reasonable time under the circumstances) to remedy same Landlord has failed to remedy such default, then Tenant may, but shall not be obligated to, remedy such default. Landlord shall reimburse Tenant for all reasonable costs and expenses incurred by Tenant in remedying such default, and such reimbursement shall be made within thirty (30) days of Landlord's receipt of an invoice for the amount of such costs and expenses. All rights and remedies of Tenant under this Lease are cumulative and are not exclusive of any other rights and remedies provided to Tenant under applicable law.

23. Right to Perform. If Tenant fails to pay any sum of money, other than rent, required to be paid by it hereunder or fails to perform any other act on its part to be performed hereunder, and such failure continues for five
     (5) business days after written notice thereof by Landlord, or such shorter time if reasonable under the circumstances, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this section as in the case of default by Tenant in the payment of rent.

24. Nonwaiver. Waiver by Landlord or Tenant of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of the Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

25. Costs and Attorneys' Fees. In the event of any action or proceeding arising out of or in connection with this Lease, the substantially prevailing party shall be entitled to all costs, expenses and reasonable attorneys' fees, with or without suit and on appeal.

26. Priority. Tenant agrees that this Lease will be subordinate to any mortgage, deed of trust or other lien covering the Premises, upon and subject to the following terms and conditions: Tenant's subordination hereunder is expressly conditioned on execution and delivery to Tenant by each mortgagee, each lienholder and each beneficiary of a deed of trust, of a nondisturbance agreement reasonably acceptable to Tenant. Such agreement shall be in a form typically used for commercial tenancies, shall be in recordable form and shall recognize Tenant's rights under this Lease in the event Landlord's interest is terminated while this Lease is in full force and effect. Such nondisturbance agreement shall include, among other things, a provision to the effect that in the event of a termination of the ground or underlying lease or foreclosure of the mortgage, deed of trust or other lien in favor of said secured party, or upon a sale of the property encumbered thereby pursuant to the trustee's power of sale contained therein, or upon a transfer of the Building or the Premises by deed in lieu of foreclosure, then for so long as Tenant is not in material default under the terms, covenants, and conditions of this Lease, this Lease shall continue in full force and effect as a direct lease between the owner or succeeding owner of the Premises or the Building (as appropriate), as Landlord, and Tenant for the balance of the term of this Lease, upon and subject to all of the terms, covenants and conditions of this Lease. Such nondisturbance agreement shall not include any terms which are inconsistent with the terms of this Lease or which adversely affect Tenant's rights or increase Tenant's obligations under this Lease. Tenant's obligations under this Lease are conditioned upon Landlord obtaining, simultaneously with the execution of this Lease, a nondisturbance agreement from all mortgagees currently holding liens on the Property.

     Upon request by Landlord or the landlord under a ground lease or an underlying lease, or the holder of any mortgage, lien or deed of trust now existing or that may hereafter be placed upon the Land, Premises or the Building, Tenant will promptly execute a Subordination, Attornment, Notice and Non-Disturbance Agreement substantially in the form attached as Exhibit
                                                                         -------
     J to this Lease, as it may be amended by Landlord's mortgagee.
     -

27. Estoppel Certificates. Landlord and Tenant shall, at any time and from time to time during any term of the Lease, upon not less than fifteen (15) days' prior written request from the other, execute, acknowledge and deliver to the other or its designee a statement in writing certifying: (1) the date this Lease was executed and the date it expires; (2) the date of occupancy; (3) the amount of minimum monthly rent and the date to which such rent has been paid; (4) that this Lease is unmodified and in full force and effect (or, if modified, stating with specificity the nature of such modification); (5) that this Lease represents the entire agreement between the parties as to this leasing; (6) that there is not, to its knowledge, any default by the other hereunder, or, if any default is alleged, then specifying such default; (7) that on that date there are no existing defenses or offsets which that party has against the enforcement of this Lease by the other; and (8) that no security has been deposited with Landlord (or, if so, the amount thereof). Any such statement shall be provided by the party requesting its completion, and such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or assignee or encumbrancer of Tenant's interest under this Lease. In the event of the failure to deliver such statement within such time, the requested party shall be conclusively deemed to have admitted the accuracy of any information supplied by the requestor to a prospective purchaser or mortgagee related to any of the matters described in (1) through (8) above, and such admission may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or assignee or encumbrancer of Tenant's interest under this Lease.

28. Transfer of Landlord's Interest. This Lease is assignable by Landlord without the consent of Tenant. In the event of any transfer or transfers of Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor will be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, and Tenant agrees to attorn to the transferee, providing such transferee assumes the obligations of Landlord under this Lease.

29. Condemnation. If all of the Premises, or such portions of the Building as may be required for the reasonable use of the Premises, are taken by eminent domain, this Lease will automatically terminate as of the date Tenant is required to vacate the Premises and all rents will be paid to that date. In case of a taking of a part of the Premises equal to less than twenty percent (20%) of the floor area, or a portion of the Building not required for the reasonable use of the Premises, this Lease will continue in full force and effect and the rent will be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such rent reduction to be effective as of the date possession of such portion is delivered to the condemning authority. In case of a taking of a part of the Premises equal to twenty percent (20%) or more of the floor area, Tenant may elect to terminate this Lease. Landlord reserves all rights to receive monetary damages to the Premises for any taking by eminent domain, and Tenant hereby assigns to Landlord any right Tenant may have to such damages or award; and Tenant shall make no claim against Landlord for damages for termination of the leasehold interest or interference with Tenant's business. Tenant shall have the right, however, to claim and recover from the condemning authority compensation for any loss to which Tenant may be put for Tenant's moving expenses, provided that such damages may be claimed only if they are awarded separately in the eminent domain proceedings and not as part of the damages recoverable by Landlord.

30. Advertising. Tenant shall not inscribe any inscription, or post, place or in any manner display any sign, notice, picture, placard or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the Building at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside the Premises without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld. Any such consent by Landlord shall be upon the understanding and condition that Tenant, at its sole cost and expense, will remove the same at the expiration or sooner termination of this Lease and will repair any damage to the Premises or the Building caused thereby. Notwithstanding the foregoing, Landlord hereby grants Tenant the non-exclusive right to install signs on the monument sign adjacent to the Building. Tenant's right to do so is subject to City of Bellevue regulations, the installation being completed in a good and workmanlike manner, and Landlord's review and approval of the design and location of the signs, which approval shall not be unreasonably withheld. The design, construction, installation and removal of all signs is at the sole cost and expense of Tenant.

31. Exterior Signage. So long as Tenant occupies a minimum of three (3) full floors in the Building, Tenant shall have the sole and exclusive right to install signage on the north and west sides of the exterior of the Building, subject to Landlord's reasonable approval and all applicable codes. All costs associated with installing exterior signage on the Building shall be borne by Tenant. Tenant may, however, include the cost of installing exterior signage on the Building as an item for which payment is to be made from the Tenant Improvement Allowance (defined in Section 33 below).

32. Parking. Parking shall at all times be governed by reasonable rules and regulations established by Landlord, which may be changed with reasonable discretion from time to time. Such rules and regulations shall not be inconsistent with the terms and conditions of this Lease and shall be enforced against all parking users in a non-discriminatory fashion.

     From 7:00 a.m. to 6:00 p.m., Monday through Friday, except for legal holidays, during the term of this Lease, as it may be extended, Landlord shall provide parking at a ratio of four (4) spaces per one thousand (1,000) rentable square feet of the Premises on a non-exclusive basis in the below ground and surface parking lots located on the real property comprising the Project and on which the 12600 Building is located. A plan showing the parking available for the Project and the 12600 Building is attached hereto as Exhibit K. Such parking shall be provided by Landlord
                        ---------
     at no additional charge during the Initial Lease Term (except for the payment of any parking tax subsequently imposed by a governmental authority), Landlord represents and warrants to Tenant that Landlord is unable to provide parking to Tenant on an exclusive basis at any time during the Lease term. If Tenant experiences a problem with the parking at the Building such that Tenant's allotted parking spaces are unavailable to it on a consistent basis, and so informs Landlord, then Landlord shall take such measures, such as monitoring or valet parking, as are reasonably necessary to correct the problem, and such expenses shall be charged to Tenant as Additional Rent. Tenant acknowledges that the parking lot is used and may be used jointly by other tenants under a parking access agreement managed by Landlord.

33.  Tenant Improvements.

     (a)  Tenant Improvement Allowance.  Landlord agrees to provide an allowance
          ----------------------------
          of up to Two Million Three Hundred Twenty-five Thousand Seven Hundred Sixty-five Dollars ($2,325,765.00) (the "Tenant Improvement Allowance") to assist Tenant in the build-out of the tenant
          improvements for the Premises (the "Tenant Improvements").   The
          Tenant Improvement Allowance is calculated by multiplying the agreed floor area of the Premises, in usable square feet (71,562) by $32.50. The Tenant Improvement Allowance may be adjusted based on the actual floor area of the Premises. In addition to its use toward the hard costs of constructing the Tenant Improvements, the Tenant Improvement Allowance may be used for space planning and design, the cost of building permits, Washington State Sales Tax, cabling and wiring for the Premises and exterior building signage. Tenant expressly assumes responsibility for the cost and payment of any portion of the Tenant Improvements that are in excess of the Tenant Improvement Allowance.

          Tenant may, by written notice delivered to Landlord no later than September 1, 2000, elect to amortize the cost of Tenant Improvements that are in excess of the Tenant Improvement Allowance, up to an additional $12.50 per usable square foot of the agreed floor area of the Premises, on a straight-line basis over a term of eight (8) years and based on an interest rate equal to Landlord's permanent loan rate on the Building plus one percent (1%); provided, however, that until such time as Landlord's permanent loan on the Building is in place, such amortization shall be based on the Bank of America prime rate plus one percent (1%). If Tenant elects to have any portion of cost of Tenant Improvements that are in excess of the Tenant Improvement Allowance amortized, as provided by the terms of the preceding sentence, then Tenant shall execute a promissory note in the form of Exhibit L
                                                                ---------
          attached to this Lease (the "TI Note"), evidencing a loan payable to Landlord for such amount. The monthly payments due under the TI Note shall be additional rent due under this Lease, and shall be added to the monthly base rent due from Tenant to Landlord under the terms of
          Section 1(f) above.

     (b)  Plans for Tenant Improvements.  Landlord and Tenant shall mutually
          -----------------------------
          agree on the selection of the architect (the "Architect") to plan, design and complete the construction documents for the Tenant Improvements, such approval not to be unreasonably withheld or delayed. Landlord shall pay for the cost of an initial "test fit" for one floor of the Premises by providing to Tenant an allowance of Two Thousand Seven Hundred Seventy-five Dollars ($2,775.00). Such allowance shall be a part of, and not in addition to, the Tenant Improvement Allowance set forth in Section 33(a) above. Prior to Landlord commencing work on the Tenant Improvements, Tenant shall submit to Landlord two (2) copies of plans detailing the design and plan of improvements prepared by the Architect. Landlord shall either approve or disapprove plans within ten (10) days and, if approved, return a signed, approved copy to Tenant. In the event that Landlord does not approve the plans, Landlord shall inform Tenant of the reasons for its disapproval and Tenant shall have ten (10) days in which to submit revised plans to Landlord for approval. Tenant shall not unreasonably refuse to satisfy any objections made by Landlord to the plans and specifications. Any objections Tenant has to Landlord's objection shall be submitted to Landlord in writing within the ten
          (10) day period. A failure of one party to give any notice to the other party within the ten (10) day period shall be deemed to constitute approval of the plans and specifications or the objections thereto, as appropriate. Landlord shall not unreasonably withhold or delay its approval of Tenant's plans for Tenant Improvements.

     (c)  Construction of Tenant Improvements.  Upon Landlord's approval of
          -----------------------------------
          Tenant's plans, Landlord shall enter into a construction contract with Gall Landau Young ("GLY") for the construction of the Tenant Improvements.

          Landlord will guaranty the delivery dates for the Premises, on a floor by floor basis, set forth in Section 1(e) above, and shall be subject to the penalties set forth in Section 40 for failure to so deliver the Premises, if Tenant complies with the following dates regarding delivery of items necessary for construction of the Tenant
          Improvements:

          (1)   March 15, 2000:      begin preparation of design and drawings
                                     for the Tenant Improvements;
          (2)   June 1, 2000:        submit the plans for Tenant Improvements to
                                     the City of Bellevue for a preliminary
                                     permit;
          (3)   July 1, 2000:        finalize construction drawings for the
                                     Tenant Improvements; and
          (4)   August 10, 2000:     approval of bid price for construction of
                                     the Tenant Improvements by Landlord and
                                     Tenant, which approval shall not be
                                     unreasonably withheld.

          If Tenant does not comply with the dates set forth above, then the dates for delivery of the Premises set forth in Section 1(e) above shall, on a floor-by-floor basis, be moved back one day for each day that Tenant fails to meet its delivery date for any item.

         The construction of all improvements to be made on the Premises shall be performed in a first-class, workmanlike manner, in conformity with all applicable governmental laws, ordinances, rules, orders, regulations and other requirements, and in substantial accordance with plans and specifications.

         Tenant or Tenant's agents shall have the right to inspect the construction of the Tenant Improvements during the progress thereof at Tenant's sole cost and expense and at times coordinated with Landlord and GLY. If, during the progress of construction of the Tenant Improvements, Tenant desires to have any changes made to the approved plans and specifications, then Landlord shall cause GLY to prepare and deliver to Tenant's designated representative a change order showing the cost therefor and the additional time necessary for substantial completion of the Tenant Improvements, if any. Tenant shall promptly inform Landlord and GLY whether such change order has been approved by Tenant. The dates for delivery of the Premises set forth in Section 1(e) above shall, on a floor-by-floor basis, be moved back one day for each additional day that a change order approved by Tenant will require.

34. Tenant's Approval Regarding Construction and Design of Building. Tenant has reviewed and approved the plans and specifications for the Building, as the same are described on Exhibit D attached hereto (the "Building Plans").
                               ---------
     With respect to any material changes to material design elements that Landlord desires to make to the Building Plans, Landlord shall notify Tenant of the nature of such material changes, and Tenant shall, within three (3) business days after receipt of such notice, inform Landlord whether it approves such material changes. Tenant shall not unreasonably withhold its consent to any material change to the Building Plans. Additionally, if the Building Plans are not specific as to some of the material design elements of the Building, then Landlord shall consult with Tenant and obtain Tenant's approval with respect thereto. Tenant shall not unreasonably withhold its consent to Landlord's plans for any material design elements of the Building.

35. Installation of Satellite Dishes on Roof of Building. Landlord hereby grants to Tenant, for no additional rent during the term of this Lease, as it may be extended, the exclusive use of up to fifty percent (50%) of the usable area of the roof of the Building on which to install and maintain satellite dishes and/or antennas, as shown by the cross-hatched area on Exhibit M-1 attached to this Lease. If at any time during the Lease term,
     -----------
     Tenant occupies less than two (2) full floors of the Building, then the usable area of the roof designated for Tenant's exclusive use and for no additional rent shall decrease to twenty-five percent (25%) of the usable area of the roof of the Building, as shown by the cross-hatched area on Exhibit M-2 attached to this Lease. The right to use the roof for the
     -----------
     installation and maintenance of satellite dishes and/or antennas is personal to Tenant (or Tenant's successor-in-interest through merger), and Tenant may not sublet or assign its right to use the roof of the Building, except to an assignee approved by Landlord or to a sublessee occupying at least 10,000 rentable square feet of the Premises, in which case Tenant may grant to such sublessee the right to use a pro rata share of Tenant's area of the roof. The installation and maintenance of such satellite dishes and/or antennas shall be at Tenant's sole cost and expense, and is conditioned on Tenant's (and any sublessee's) compliance with the terms of that certain Communications Site Lease attached as Exhibit N to this Lease.
                                                        ---------

36. Fifth Floor Hold Period. Landlord shall not, for the period commencing upon the execution of this Lease and expiring as of 11:59 p.m. on October 2, 2000, market for lease the premises comprised of the Fifth Floor of the Building.

37. Terms Applicable to Expansion of Premises During Initial 12 Months. If Tenant and Landlord, prior to the expiration of twelve (12) months following the first Commencement Date under this Lease, enter into any agreement to expand the Premises such that the Premises will consist of space in the Building in addition to the floor area of the first, second, third and fourth floors, then such additional floor area shall be added to the Premises on the same terms and conditions as are contained in this Lease, including all economic terms set forth herein, and the lease term with respect to such additional floor area shall expire on the expiration date of the Initial Lease Term. If Tenant elects to amortize the cost of Tenant Improvements in excess of the Tenant Improvement Allowance applicable to any expansion space, up to an additional $12.50 per usable square foot, then Tenant shall provide written notice to Landlord of its election by October 1, 2001, and execute a promissory note in the form of the TI Note evidencing a loan payable to Landlord for such amount. The monthly payments due under the TI Note shall be calculated based on the then-remaining portion of the 8-year period of any TI Note executed pursuant to the terms of Section 33(a) above, shall be additional rent due under this Lease, and shall be added to the monthly base rent due from Tenant to Landlord under the terms of Section 1(f) above.

38.  Tenant's Right of First Offer.

     (a)  Right of First Offer.  Landlord hereby grants to Tenant, during the
          --------------------
          Initial Lease Term, a continuing right of first offer (the "Right of First Offer") to lease all available space in the Building, whether such space is currently available or becomes available during the Initial Lease Term. In the event any space becomes available to lease, Landlord shall provide Tenant with a written notice of availability (the "Availability Notice"). The Availability Notice shall identify the space (the "ROFO Space"), the date on which it will be available, and the economic terms applicable to the ROFO Space (which economic terms shall be determined in accordance with Section 37 above if the Availability Notice either may or must be accepted by Tenant prior to the expiration of the twelve (12) month period following the first Commencement Date under this Lease). Tenant shall have ten (10) business days following receipt of the Availability Notice in which to exercise its Right of First Offer by giving written notice of such exercise to Landlord. If Tenant exercises its Right of First Offer within ten (10) business days following receipt of the Availability Notice or under the terms of Section 37 above, as applicable, then Landlord and Tenant shall promptly enter into an amendment to this Lease adding the ROFO Space to the Premises as of the date of availability and on the terms specified in the Availability Notice. If Tenant fails to exercise its Right of First Offer within ten (10) business days following receipt of the Availability Notice, then Landlord may lease the ROFO Space to third parties on terms and conditions equal to not less than ninety-five percent (95%) of the economic value of the terms proposed to Tenant. If Landlord desires submit to an offer to a third party, or receives an offer from a third party that it is willing to accept, and the economic value of such offer is less than ninety-five percent (95%) of that last offered to Tenant, or if Landlord has not entered into a binding lease for such space within six (6) months after the Availability Notice for such space was delivered to Tenant, then Tenant shall again have a Right of First Offer with respect to such space and the new economic terms.

     (b)  Expansion of Right of First Offer to Other Buildings.  At such time as
          ----------------------------------------------------
          (1) the Premises are comprised of more than 70,000 rentable square feet, or (2) Tenant cannot, based on the remaining space available within the Building, expand by at least 10,000 rentable square feet within the Building, then the Right of First Offer set forth in
          Section 38(a) above shall also apply to (i) space available for lease in Sterling Plaza I, and (ii) any spaces in excess of 5,000 square feet available for lease in the 12600 Building (even if a portion of such space containing less than 5,000 square feet is offered to third parties), subject only to rights of existing tenants in Sterling Plaza I and the 12600 Building that are in existence as of the date of this Lease.

     (c)  Termination of Rights.  Tenant's Right of First Offer shall terminate
          ---------------------
          if: (1) Tenant assigns its interest in this Lease to a party other than a successor-in-interest by merger or reorganization; or (2) Tenant subleases a portion of the Premises constituting either (A) more than thirty-three percent (33%) of the then-existing floor area of the Premises, or (B) more than 44,000 rentable square feet, unless in either of cases (A) or (B) above such sublease(s) is/are for a term of two (2) years or less.

39.  Option to Cancel Lease.

     (a)  Tenant's Option to Cancel.  Subject to delays by Tenant or Tenant's
          -------------------------
          agents and delays due to labor disputes, fire, adverse weather, force majeure events or other causes that are beyond Landlord's control, Landlord hereby grants to Tenant the option to cancel this Lease (the "Option to Cancel") following the occurrence of any of the following:
          (1) Tenant fails to merge with Stamps.com, Inc. on or before March 10, 2000; (2) Landlord fails to obtain a building permit for the Building from the City of Bellevue on or before March 21, 2000; (3) Landlord has not commenced construction of the Building on or before April 1, 2000 (such commencement being defined as the beginning of excavation); or (4) the Building and Premises (including Tenant Improvements) are not substantially complete by April 1, 2001. Tenant shall exercise its Option to Cancel by giving written notice to Landlord specifying the event giving rise to Tenant's Option to Cancel.

     (b)  Landlord's Option to Cancel.  Landlord may, by giving written notice
          ---------------------------
          to Tenant, cancel this Lease if either (1) Tenant fails to merge with Stamps.com, Inc. on or before March 10, 2000; (2) Landlord has not obtained a building permit for the Building from the City of Bellevue on or before the date that is two (2) weeks following the date on which Tenant informs Landlord in writing that the merger with Stamps.com, Inc. has occurred.

     (c)  Effect of Cancellation of Lease.  If either party validly exercises
          -------------------------------
          its option to cancel this Lease under this Section 39, then neither party shall have any further rights or obligations hereunder (except those obligations which expressly survive the expiration or termination of this Lease), and Landlord shall promptly return to Tenant any prepaid rent or security instrument previously given by Tenant to Landlord in connection with this Lease. Tenant acknowledges that it will, in such event, be responsible for the cost of any drawings prepared or permits obtained in connection with the Tenant Improvements.

40.  Delay in Lease Commencement; Additional Options to Cancel Lease.

     (a)  Rent Credit for Delay in Lease Commencement.  If neither Landlord nor
          -------------------------------------------
          Tenant has exercised its option to cancel this Lease as set forth in
          Section 39 above, and taking into account on a day-for-day basis any delays caused by Tenant or Tenant's agents under Section 33 above or otherwise, labor disputes, fire, adverse weather, force majeure events or other causes that are beyond Landlord's control, the Premises (including the Tenant Improvements) are not substantially complete by:

          (1) April 1, 2001, then for each day after April 1, 2001, and through April 30, 2001, that the Building and the Premises, on a floor-by-floor basis, are not substantially complete, Tenant shall, on a floor-by-floor basis, receive a rent credit equal to one-half day's rent for each floor of the Premises not yet delivered; and

          (2) April 30, 2001, then for each day after April 30, 2001, that the Building and the Premises, on a floor-by-floor basis, are not substantially complete, Tenant shall, on a floor-by-floor basis, receive a rent credit equal to one day's rent for each floor of the Premises not yet delivered.

          In no event, however, shall the amount of the rent to be credited to Tenant under this Section 40(a) exceed Five Hundred Thousand Dollars ($500,000.00).

  (b) Additional Options to Cancel Lease.
      ----------------------------------

          (1)  Tenant's Additional Option to Cancel.  If, for any reason other
               ------------------------------------
               than delays caused by Tenant, Tenant is unable to occupy the entire Premises (except any portions added to the original Premises under the terms of Sections 37 and 38 above) by December 31, 2001, then Tenant may, by written notice to Landlord so stating, cancel this Lease.

          (2)  Landlord's Additional Option to Cancel.  If, due to any delays in
               --------------------------------------
               completing Landlord's work that are outside of Landlord's control, Tenant is unable to occupy the entire Premises (except any portions added to the original Premises under the terms of Sections 37 and 38 above) by December 31, 2001, then Landlord may, by written notice to Tenant so stating, cancel this Lease.

          (3)  Effect of Cancellation of Lease.  If either party validly
               -------------------------------
               exercises its option to cancel this Lease under this Section 40(b), then neither party shall have any further rights or obligations hereunder (except those obligations which expressly survive the expiration or termination of this Lease), and Landlord shall promptly return to Tenant any prepaid rent or security instrument previously given by Tenant to Landlord in connection with this Lease. Tenant acknowledges that it will, in such event, be responsible for the cost of any drawings prepared or permits obtained in connection with the Tenant Improvements.

41. American With Disabilities Act (ADA) Compliance. Landlord and Tenant acknowledge that, in accordance with the provisions of the Americans With Disabilities Act (the "ADA"), responsibility for compliance with the terms and conditions of Title III of the ADA may be allocated as between Landlord and Tenant. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree that the responsibility for compliance with the ADA (including, without limitation, the removal of architectural and communications barriers and the provision of auxiliary aids and services to the extent required) following substantial completion of the Building shall be allocated as follows: (a) Tenant shall, at Tenant's sole cost and expense, be responsible for compliance with the provisions of Title III of the ADA for any construction, renovations, alterations and repairs made within the Premises (except restrooms and elevators), whether such construction, renovations, alterations and repairs are completed by Landlord or Tenant and whether at Landlord's or Tenant's expense; and (b) Landlord shall, at Landlord's sole cost and expense, be responsible for compliance with the provisions of Title III of the ADA for (1) restrooms and elevators in the Building; (2) all areas of the Building which are exterior to the Premises (unless such renovations and alterations are required due to Tenant's particular use of such areas), and (3) all of the remaining portions of the Land. Landlord agrees to indemnify and hold Tenant harmless from and against any claims, damages, costs and liabilities arising out of Landlord's failure, or alleged failure, as the case may be, to comply with its obligations under this Section 41, which indemnification obligation shall survive the expiration or termination of this Lease. Tenant agrees to indemnify and hold Landlord harmless from and against any claims, damages, costs and liabilities arising out of Tenant's failure, or alleged failure, as the case may be, to comply with its obligations under this Section 41, which indemnification obligation shall survive the expiration or termination of this Lease.

     Landlord and Tenant each agree that the allocation of responsibility for ADA compliance shall not require Landlord or Tenant to supervise, monitor or otherwise review the compliance activities of the other with respect to its assumed responsibilities for ADA compliance as set forth in this
     Section 41.

42. Hazardous Materials. As used in this Lease, "Hazardous Materials" means any substance which is (i) designated, defined, classified or regulated as a hazardous substance, hazardous material, hazardous waste, pollutant or contaminant under any Environmental Law, as currently in effect or as hereafter amended or enacted, (ii) a petroleum hydrocarbon, including crude oil or any fraction thereof and all petroleum products, (iii) PCBs, (iv) lead, (v) asbestos, (vi) flammable explosives, (vii) infectious materials, or (viii) radioactive materials. "Environmental Law(s)" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Sections 9601, et seq., the Resource Conservation and
                                    -- ---
     Recovery Act of 1976, 42 U.S.C. Sections 6901, et seq., the Toxic
                                                    -- ---
     Substances Control Act, 15 U.S.C. Sections 2601, et seq., the Hazardous
                                                      -- ---
     Materials Transportation Act, 49 U.S.C. 5101, et seq., the Clean Water Act,
                                                   -- ---
     33 U.S.C. Sections 1251, et seq., and the Washington Model Toxics Control
                              -- ---
     Act, Revised Code of Washington Chapter 70.105D, as said laws have been supplemented or amended to date, the regulations promulgated pursuant to said laws and any other federal, state or local law, statute, rule, regulation or ordinance which regulates or proscribes the use, storage, disposal, presence, clean-up, transportation or release or threatened release into the environment of Hazardous Material.

     Tenant shall not cause, or allow any of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees and subtenants to cause, any Hazardous Materials to be handled, used, generated, stored, released or disposed of in, on, under or about the Premises, the Building or the Project or surrounding land or environment in violation of any Environmental Laws. Tenant must obtain Landlord's written consent prior to the introduction of any Hazardous Materials onto the Premises, the Building or the Project. Notwithstanding the foregoing, Tenant may handle, store, use and dispose of products containing small quantities of Hazardous Materials for "general office purposes" (such as toner for copiers) to the extent customary and necessary for the Permitted Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Uses of the Premises; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Premises, Building, or Project or surrounding land or environment. Tenant shall immediately notify Landlord in writing of any Hazardous Materials' contamination of any portion of the Premises, the Building or the Project of which Tenant becomes aware, whether or not caused by Tenant. Landlord shall have the right at all reasonable times to inspect the Premises and to conduct tests and investigations to determine whether Tenant is in compliance with the foregoing provisions, the costs of all such inspections, tests and investigations to be borne by Tenant. Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect and hold Landlord harmless from and against any and all claims, liabilities, losses, costs, loss of rents, liens, damages, injuries or expenses (including attorneys' and consultants' fees and court costs), demands, causes of action, or judgments directly or indirectly arising out of or related to the use, generation, storage, release, or disposal of Hazardous Materials by Tenant or any of Tenant's Parties in, on, under or about the Premises, the Building or the Project or surrounding land or environment, which indemnity shall include, without limitation, damages for personal or bodily injury, property damage, damage to the environment or natural resources occurring on or off the Premises, losses attributable to diminution in value or adverse effects on marketability, the cost of any investigation, monitoring, government oversight, repair, removal, remediation, restoration, abatement, and disposal, and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the expiration or earlier termination of this Lease. Neither the consent by Landlord to the use, generation, storage, release or disposal of Hazardous Materials nor the strict compliance by Tenant with all laws pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligation of indemnification pursuant to this Section 42. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or earlier termination of this Lease.

     Landlord represents and warrants, to the best of its knowledge without special inquiry, that no Hazardous Materials are being or have in the past been generated, treated or disposed of or at the Premises or the Building. Landlord shall not use, generate, treat, store or dispose of any Hazardous Materials on the Premises or in the Building except in accordance with all Environmental Laws. If Landlord breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Materials on the Premises or Building caused by Landlord results in contamination of the Premises or Building, then Landlord shall indemnify, defend and hold Tenant harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises, damages for the loss or restriction on the use of Tenant's rentable or usable space, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of Landlord's violation of Environmental Laws. The foregoing representations and warranties contained in this paragraph shall not be binding upon any mortgagee, and such mortgagee's successors and assigns, who holds a mortgage or deed of trust encumbering the Land and who succeeds to the interest of Landlord under this Lease as a result of foreclosure or otherwise, or upon any successor in interest to Landlord who purchases the interest of Landlord in the Land at a foreclosure sale conducted for the benefit of such mortgagee.

43. Arbitration. If a dispute arises under this Lease, the parties shall proceed to resolve the dispute by arbitration in accordance with the provisions of this Section 43.

     The party desiring arbitration shall give written notice to that effect to the other party, specifying in the notice the nature of the dispute and the name and address of three persons acceptable to it to act as arbitrator on its behalf. Within five (5) business days after receipt of such notice, the other party shall give written notice to the first party, informing the first party if any of the arbitrators specified are acceptable, and if none are acceptable, submitting an additional three persons for consideration. If, within fifteen (15) days from the date of the first notice, the parties are unable to mutually agree on the person to serve as arbitrator, either party may apply to the presiding judge of the King County Superior Court to select the arbitrator.

     Within five (5) business days following selection of the arbitrator, each party shall furnish the arbitrator with its written position. Each party may also include at this time any information, data, and/or reports supportive of its position. The arbitrator may request additional information, data, or reports from the parties or others if the arbitrator so desires. Within fifteen (15) business days following the arbitrator's receipt of information from the parties, the arbitrator shall notify both parties in writing of the arbitrator's decision. The arbitrator is not empowered to award any damages in excess of actual, compensatory damages. The decision of the arbitrator shall be final and binding upon the parties and effective as of the date of notification to the parties of the arbitrator's decision.

     The arbitrator shall be an individual with at least ten (10) years substantial experience in managing and/or operating commercial real property. Arbitration shall be conducted pursuant to the rules of the American Arbitration Association then in effect and the decision of the arbitrator may be entered and enforced as a judgment in accordance with the applicable laws of King County, Washington. Each party shall bear its own attorneys' fees and expenses and shall share equally those of the arbitrator. The place of arbitration shall be in either Bellevue or Seattle, Washington.

44. Quiet Enjoyment. Landlord warrants and covenants that, during all terms of this Lease, Tenant will have the exclusive right to possession and quiet enjoyment of the Premises and will have, hold and enjoy the Premises peacefully and quietly, without any manner of let, suit, trouble or hindrance so long as Tenant complies with all material provisions of this Lease.

45. Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for the Premises. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

46. Landlord's Liability. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not as personal covenants, undertakings and agreements or for the purpose of binding Landlord personally or the assets of Landlord except Landlord's interest in the Premises and the Building and the proceeds thereof, but are made and intended for the purpose of binding only Landlord's interest in the Premises and the Building and the proceeds thereof. No personal liability or personal responsibility is assumed by, nor shall at anytime be asserted or enforceable against Landlord or its partners and their respective heirs, legal representatives, successors and assigns on account of this Lease or on account of any covenant, undertaking or agreement of Landlord contained in this Lease.

47.  Brokers.

     (a)  Identification of Brokers.  Tenant was represented in this lease
          -------------------------
          transaction by Paul Sweeney of The Broderick Group, Inc. Landlord was represented in this lease transaction by Geoff Boguch and Amy Bolich of Colliers International. No other finder or broker participated in this lease transaction or is entitled to compensation on account of this lease transaction.

     (b)  Representation and Indemnity Regarding Brokers.  Tenant and Landlord
          ----------------------------------------------
          each represent and warrant to the other that they have not engaged any broker, finder or other person who would be entitled to any commission or fee in respect of the negotiation, execution or delivery of this Lease except for those brokers identified in this Section 47, and each shall indemnify and hold harmless the other against any loss, cost, liability or expense incurred by the other as a result of any claim asserted by any other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant or Landlord.

48. Corporate Authority. Where Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, in accordance with a duly adopted resolution of the Board of Directors of Tenant. Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of Tenant authorizing or ratifying the execution of this Lease, substantially in the form of Exhibit O attached to this Lease.
             ---------

49.  General Provisions.

     (a)  Standard for Consent or Approval.  Wherever in this Lease a party may
          --------------------------------
          not "unreasonably withhold its consent," "unreasonably withhold or delay its consent," "unreasonably withhold its approval", or phrases of like import, then such party's consent or approval shall be granted or withheld in its reasonable business judgment.

     (b)  Section Headings.  The title of sections of this Lease are not a part
          ----------------
          of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (c)  Governing Law.  This Lease shall be construed and governed by the laws
          -------------
          of the State of Washington.

     (d)  Binding on Successors.  All of the covenants, agreements, terms and
          ---------------------
          conditions contained in this Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

     (e)  Entire Agreement.  This Lease contains all covenants and agreements
          ----------------
          between Landlord and Tenant relating in any manner to the rent, use and occupancy of the Premises and Tenant's use of the Building and other matters set forth in this Lease. No prior agreements or understanding pertaining to the same shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified, or added to except in writing signed by Landlord and Tenant. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and the remaining provisions hereof shall nevertheless remain in full force and effect.

     (f)  Name of Building.  Landlord reserves the right to name and re-name the
          ----------------
          Building from time to time, and to install signs accordingly, without compensation, but only with prior written notice to Tenant.

     (g)  Invalidity of Provisions.  The invalidity of all or any part of any
          ------------------------
          section of this Lease will not render invalid the remainder of this Lease or the remainder of such section. If any provision of this Lease is so broad as to be unenforceable, such provision will be interpreted to be only so broad as is enforceable.

     (h)  Memorandum of Lease. Landlord and Tenant shall execute a Memorandum of
          -------------------
          Lease in recordable form with respect to this Lease, which shall be in a form reasonably acceptable to both parties and which shall include, without limitation, Tenant's rights in Sterling Plaza I and the 12600 Building described in Section 38(b) above. Such Memorandum shall be recorded on the Land and on the land underlying Sterling Plaza I and the 12600 Building.

     (i)  Exhibits.  The following exhibits are made a part of this Lease:
          --------
               Exhibit A  Legal Description of Land
               Exhibit B  Legal Description of Project
               Exhibit C  Plan of the Premises
               Exhibit D  Shell and Core Items for the Building
                          List of Plans and Specifications for Building
               Exhibit E  Scope of Tenant Improvements
               Exhibit F  Form of Letter of Credit
               Exhibit G  Form of Lease Guaranty
               Exhibit H  Rules and Regulations
               Exhibit I  Exclusions from Operating Costs
               Exhibit J  Form of Subordination, Attornment, and Non-Disturbance
                          Agreement
               Exhibit K  Parking Plan
               Exhibit L  Form of Tenant Improvement Promissory Note
               Exhibit M  Sketches Showing Area of Roof Designated for Tenant's
                          Exclusive Use
               Exhibit N  Form of Communications Site Lease
               Exhibit O  Certificate of Corporate Resolution of Tenant

IN WITNESS WHEREOF, this Lease has been executed the day and year first above set forth.


                                        LANDLORD:

                                        STERLING REALTY ORGANIZATION CO.,
                                        a Washington corporation



                                        By:
                                           ------------------------------
                                           David Schooler, President

                                        TENANT:

                                        iSHIP.COM, INC.
                                        a Washington corporation



                                        By:
                                           ------------------------------
                                        Its:
                                            -----------------------------




STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

  THIS IS TO CERTIFY that on this ______ day of ______, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared DAVID SCHOOLER, to me known to be the President of STERLING REALTY ORGANIZATION CO., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                           -------------------------------------
                           (Signature)


                           -------------------------------------
                           (Please print name legibly)

                           NOTARY PUBLIC in and for the State of
                           Washington, residing at
                                                  --------------
                           My commission expires
                                                ----------------


STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


  THIS IS TO CERTIFY that on this _____ day of ______, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared _____________________________, to me known to be the _____________________ of iSHIP.COM, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _____ was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                                     -------------------------------------------
                                     (Signature)

                                     -------------------------------------------
                                     (Please print name legibly)

                                     NOTARY PUBLIC in and for the State of
                                     Washington, residing at
                                                            --------------------
                                     My commission expires
                                                          ----------------------

                                   EXHIBIT A
                                      TO
                                LEASE AGREEMENT

                           Legal Description of Land
                           -------------------------


New Lot 2
---------

A portion of Lot 1 of Short Plat No. 280070R, according to the short plat recorded under King County Recording No. 8011200686, being a revision of short plat recorded under Recording No. 8009300879.

TOGETHER with that portion of the vacated portion of SE 38th Street lying with the projected lot lines of the property herein described as vacated by King County Ordinance No. 6582 as recorded under King County Recording No. 84030789;

TOGETHER with a portion of Parcels C, D, E & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot Line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 said Section 9; thence North 87 degrees 23 minutes 26 seconds West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING; thence South 01 degree 18 minutes 37 seconds West, a distance of 158.87 feet; thence North 87 degrees 23 minutes 26 seconds West, a distance of 437.33 feet; thence South 01 degree 15 minutes 22 seconds West, a distance 316.89 feet more or less to the Northerly margin of SE 38th Street; thence North 63 degrees 38 minutes 11 seconds West along said Northerly margin, a distance of 90.75 feet; thence North 01 degree 15 minutes 16 seconds East, a distance of 439.20 feet; North 01 degree 12 minutes 48 seconds East a distance of 14.22 feet; thence South 87 degrees 23 minutes 26 seconds East, a distance of 321.85 feet; thence North 02 degrees 36 minutes 31 seconds East, a distance of 3.78 feet; thence South 87 degrees 23 minutes 26 seconds East, a distance of 197.79 feet; thence South 01 degree 18 minutes 37 seconds West, a distance of 18.00 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 2 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                   EXHIBIT B
                                       TO
                                LEASE AGREEMENT

                          Legal Description of Project
                          ----------------------------


New Lot 2
---------

A portion of Lot 1 of Short Plat No. 280070R, according to the short plat recorded under King County Recording No. 8011200686, being a revision of short plat recorded under Recording No. 8009300879.

TOGETHER with that portion of the vacated portion of SE 38th Street lying with the projected lot lines of the property herein described as vacated by King County Ordinance No. 6582 as recorded under King County Recording No. 84030789;

TOGETHER with a portion of Parcel C, D, E & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot Line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 said Section 9; thence North 87 degrees 23' 26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING; thence South 01 degree 18'37" West, a distance of 158.87 feet; thence North 87 degrees 23'26" West, a distance of 437.33 feet; thence South 01 degree 15'22" West, a distance 316.89 feet more or less to the Northerly margin of SE 38th Street; thence North 63 degrees 38'11" West along said Northerly margin, a distance of 90.75 feet; thence North 01 degree 15'16" East, a distance of 439.20 feet; North 01 degree 12'48" East a distance of 14.22 feet; thence South 87 degrees 23'26" East, a distance of 321.85 feet; thence North 02 degrees 36'31" East, a distance of 3.78 feet; thence South 87 degrees 23'26" East, a distance of 197.79 feet; thence South 01 degree 18'37" West, a distance of 18.00 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 2 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

New Lot 3
---------

A portion of Parcel F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southwest 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 of said Section 9; thence North 87 degrees 23'26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING;

thence North 01 degree 18'37" East, a distance of 18.00 feet; thence North 87 degrees 23'26" West, a distance of 167.79; thence North 02 degrees 36'31" East, a distance of 200.60; thence South 87 degrees 22'55" East, a distance of 106.54; thence South 02 degrees 37'05" West, a distance of 15.00; thence South 87 degrees 22'55" East, a distance of 26.70; thence South 02 degrees 37'05" West, a distance of 126.68; thence South 87 degrees 22'55" East, a distance of 122.60;

thence North 02 degrees 37'05" East, a distance of 298.25;
thence North 87 degrees 22'55" West, a distance of 73.95;
thence North 76 degrees 30'25" West, a distance of 65.88;
thence North 87 degrees 22'55" West, a distance of 132.70;
thence South 02 degrees 37'09" West, a distance of 169.00;
thence North 87 degrees 22'55" West, a distance of 122.99;
thence North 39 degrees 24'04" West, a distance of 166.08;
thence North 50 degrees 35'26" East, a distance of 145.27;
thence South 82 degrees 55'24" East, a distance of 452.11;
thence South 01 degree 18'37" West, a distance of 386.45 feet to a point of curvature of a 537.50 foot radius non tangent curve whose radius point bears South 76 degrees 33'36" East; thence Southwesterly along the arc of said curve through a central angle of 12 degrees 07'47", an arc distance of 113.79 feet; thence South 01 degree 18'37" West, a distance of 33.20 feet; thence North 87 degrees 23'26" West, a distance of 137.99 feet; thence North 01 degree 18'37" East, a distance of 128.73 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 3 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.


New Lot 4
---------

A portion of Parcels B, C & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4 of the Southeast 1/4 of said Section 9; thence North 87 degrees 23'26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet; thence North 01 degree 18'37" East, a distance of 18.00 feet; thence North 87 degrees 23'26" West, a distance of 167.79 feet to the TRUE POINT OF BEGINNING; thence North
87 degrees 23'26" West, a distance of 30.00 feet; thence South 02 degrees 36'31" West, a distance of 3.78 feet; thence North 87 degrees 23'26" West, a distance of 321.85 feet; thence North 01 degree 12'48" East, a distance of 149.44 feet; thence North 01 degree 15'33" East, a distance of 81.37 feet; thence North 50 degrees 35'56" East, a distance of 145.02 feet; thence South 39 degrees 24'04" East, a distance of 166.08 feet; thence South 87 degrees 22'55" East, a distance of 138.50 feet; thence South 02 degrees 36'31" West, a distance of 200.60 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 4 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.


Parcel A
--------

All that certain real property situate in the County of King, State of Washington, being a portion of the Southeast quarter of the Northwest quarter of the Southeast quarter of Section 9, Township 24 North, Range 5 East, W.M., in King County, Washington, and being more particularly described as follows:

Commencing at the intersection of the Southerly line of the lands condemned in King County Superior Court Cause No. 666834, with the Westerly right-of-way line of 128th Avenue Southeast, which point is on a line that is parallel with and
30.00 feet Westerly of the East line of said Southeast quarter of the Northwest quarter of the Southeast quarter of Section 9:

Thence from said point of commencement along the Southerly line of said condemned lands North 82 degrees 54'52" West 50.76 feet; thence leaving said Southerly line at right angles South 07 degrees 05'08"West 32.95 feet to the TRUE POINT OF BEGINNING of this Parcel A; thence from said TRUE POINT OF BEGINNING, South 02 degrees 37'37" West 298.25 feet;

thence North 87 degrees 22'23" West 122.60 feet;
thence North 02 degrees 37'37" East 126.68 feet;
thence North 87 degrees 22'23" West 26.70 feet;
thence North 02 degrees 37'37" East 15.00 feet;
thence North 87 degrees 22'23" West 122.05 feet;
thence North 02 degrees 37'37" East 169.00 feet;
thence South 87 degress 22'23" East 132.70 feet;
thence South 76 degrees 29'53" East 65.88 feet;
thence South 87 degrees 22'23" East 73.95 feet to the TRUE POINT OF BEGINNING.

                                   EXHIBIT C
                                       TO
                                LEASE AGREEMENT

                              Plan of the Premises
                              --------------------

                                   EXHIBIT D
                                       TO
                                LEASE AGREEMENT

Shell and Core Items for Building and List of Building Plans and Specifications
-------------------------------------------------------------------------------


Sterling Plaza II:  Definition of Shell and Core Building Improvements (Revised
----------------------------------------------------------------------
3 March 00)

The following work is to be provided by Landlord as the shell and core building improvements to support the Tenant's Tenant Improvements and occupancy. This Definition is supplemented by additional information shown in the Plans and Specifications prepared by Curtis Beattie & Associates Architects for the base building marked "Bid Set" 01 Feb 00, as specifically listed in this Exhibit D.
                                                                    ---------
In the event of inconsistencies in the description of the shell and core building improvements between this Lease and the Plans and Specifications, this Lease will control.

1. The Landlord is to provide the completed and operational "shell and core" building, as that terminology is generally used in the local real estate development industry, as clarified in this Definition and in the Plans and Specifications. The shell and core shall meet or exceed local development standards, building codes and good industry practice. The completed shell and core is to include:

     a.   Site improvements.
     b.   Utilities serving the site and the building.
     c.   Landscaping and irrigation.
     d.   Exterior lighting.
     e.   The building structure including:
          .  12'-6" floor to floor height at tenant floors.
          . Concrete floor slabs with troweled finish ready for tenant improvements.
          . A floor structural capacity in all tenant areas of 80 psf live load plus 20 psf tenant partition load in addition to the structure dead load.
     f. The exterior building enclosure. Glazing shall have a shading coefficient of 0.33 or less.
     g.   A two level parking garage.
     h. Three passenger elevators, including two with 3,000 lb. capacity and one with 3,500 lb. capacity with a 9'-4" ceiling height for service.
     i. Building services areas in the parking garage and at the roof, complete.
     j.   Shell interior construction including:
          . Thermal insulation at exterior walls, and under floors and roof structure where required.
          . Steel stud framing and GWB at exterior walls and columns facing tenant spaces taped and ready for paint.
     k.   Core interior construction including:
          . Steel stud framing and GWB at core walls, columns and shear walls facing Tenant spaces taped and ready for paint.
             . Core rooms, stairways and shafts complete (other than supplemental electrical, HVAC and plumbing services added by the Tenant).
             . Building standard locksets at fire exit stair doors leading to tenant areas.
             . Elevator lobbies on each floor, substantially complete, including the automated smoke separation doors.
             . Main building lobby, substantially complete, including balcony on 2nd floor and related partitions, doors and relights separating the lobby areas from tenant areas.
     l.   2'x4' acoustical ceiling grid installed throughout tenant areas.
     m. Required quantities of 2'x4' Class A mineral and/or ceramic fiber acoustical ceiling tile stocked on each floor ready for installation.
     n.   Building signs required by code at the exterior and interior core
     o.   Shell and core access control systems (see item 2).
     p.   Shell and core fire sprinkler systems (see item 3).
     q.   Shell and core HVAC and related control systems (see item 4).
     r.   Shell and core plumbing systems (see item 5)

     s.   Shell and core electrical lighting and power systems (see item 6).
     t.   Shell and core communications systems (see item 7).
     u. Shell and core electrical and electronic life safety systems (see item 8).

2.   The shell and core access control system includes:
     a. A 24 hour / 7 day central proximity card access control system for the building.
     b. Base access control at the main building entrance, the two parking garage elevator lobby vestibules, exterior door 1-07 and the three elevators.

3.   The shell and core fire sprinkler systems include:
     a. Central fire protection sprinkler systems for a fully sprinklered building. The dry system serves the garage areas and the wet system serves the office floors.
     b. Sprinkler systems installed complete and operational in all parking and core areas. Includes semi-recessed heads in areas with finish ceilings.
     c. Sprinkler system mains and laterals installed in tenant areas, with sufficient capacity and in a pattern to accommodate future typical office tenant improvements.
     d. Plain brass upright, pendant or side wall sprinkler heads installed in tenant areas at a minimum density required by code for unoccupied spaces in an occupied building.

4.   The shell and core HVAC and related control systems include:
     a. The shell and core HVAC system shall be designed for the loads shown on drawing M0.1 using ASHRAE Design Data.
     b. Five main vertical self contained, water cooled, DX central air conditioning units with 100% outside air economizer capability. Each unit shall have a 50 ton capacity and serve one floor of the building.
     c. One central cooling tower and condenser water system sized to handle the central air conditioning units plus approximately 50 tons and approximately 100 gpm additional capacity available for tenant loads. The condenser water system shall be configured to allow extension to tenant areas, but no distribution below the roof is included.
     d. Centralized and vertical supply air ductwork and return air systems to each floor.
     e. Supply air ductwork systems at each tenant floor to the VAV boxes. Ductwork shown on the Plans as a solid line is included in the shell and core work. Ductwork shown dashed is not included.
     f. VAV boxes in tenant areas shown on the Plans as a solid line are included in the shell and core in operational condition. VAV units shown dashed are not included. VAV boxes include associated power and controls to make operational.
     g. Digital central energy management, control and monitoring systems installed and operational for all shell and core equipment. The system shall have the capacity to include the VAV boxes shown dashed on the Plans, and be expandable to include related control and monitoring for other tenant improvements. The system shall allow convenient after-hours tenant control on a floor by floor and zone by zone basis.

5.   The shell and core plumbing systems include:
     a. Plumbing systems complete for the shell and core areas including all fixtures.
     b.   Drinking fountains on each tenant floor.
     c. Cold water supply piping stubbed out of the core above the ceiling at each tenant floor for tenant improvements.
     d. 4" waste and 3" vent lines installed to a capped stub-out for each service at the outboard end of each tenant floor stairway for tenant improvements.

6.   The shell and core electrical lighting and power systems include:
     a. A 3,000 amp 480Y/277 volt building service fed by a minimum 1,000 kva utility company transformer. The Landlord shall, with the Tenant's cooperation, resubmit application to Puget Sound Energy for service to have Puget Sound Energy provide a 1,500 kva transformer in lieu of the 1,000 kva.
     b. Electrical and lighting systems installed and operational at all parking and core areas, including all elevator lobbies and the main building lobby.
     c. Electrical power installed to VAV boxes in tenant areas installed as a part of shell and core (see item 4.f).

     d. A 200 kw, 480 volt standby generator to power building "life safety" systems and battery powered emergency lighting.
     e. Each tenant floor shall have one 480/277 volt panel one 112.5 kva transformer and two 208/120 volt panels as described on the Plans available for tenant lighting and power additions.
     f.   The capacity of the electrical system shall provide for a minimum of
          4.5 watts per square foot for tenant lighting and power.
     g. A microprocessor-based digital lighting control system installed and operational as required for all shell and core lighting. The system shall have the capacity to include the lighting installed as a part of Base Building Standard. The system shall allow after-hours tenant area lighting.

7.   The shell and core communications systems include:
     a. Telephone and data utility conduits / access pathways and related provisions to a central telecommunications room located in the garage.
     b. Four 4" conduits from telecommunications room to the 1st floor electrical / telcom closet and four 4" conduit sleeves to each telcom closet above.
     c.   Plywood telephone backboards at each tenant floor telcom closet.

8.   The shell and core life safety systems include:
     a. Fire alarm systems installed and operational for the parking garage, all core areas and at shell and core HVAC and fire sprinkler systems. The systems shall have sufficient capacity to be expanded for fire alarm systems required as a part of future tenant improvements.
     b. Code required emergency power and required battery back-up systems for life safety systems.
     c.   Fire extinguishers at parking garage and core areas.

9. Base shell and core improvements shall be designed to support the Tenant's Tenant Improvements.

List of Plans and Specifications
--------------------------------

Architectural
-------------
A0.0   Cover Sheet
A0.1   Statistics & General Notes
A0.2   Site Survey
A0.3   Average Grade/Lot Coverage Calculations
A0.4   Landscape Area Calculations
A0.5   Glazing Area Calculations

A1.1   Site Plan
A1.2   Enlarged Entry Plan
A1.3   Site Sections & Elevations

A2.1   Lower Parking Level Plan
A2.2   Upper Parking Level Plan
A2.3   First Floor Plan
A2.4   Second Floor Plan
A2.5   Third Floor Plan
A2.6   Fourth Floor Plan
A2.7   Fifth Floor Plan
A2.8   Roof Plan

A3.1   North and West Elevations
A3.2   South and East Elevations
A3.3   Building Sections

A4.1   Enlarged Upper & Lower Parking Level Plans
A4.2   Enlarged First & Second Floor Core Plans and Bathroom Elevations
A4.3   Enlarged Third through Fifth Floor Core Plans
A4.4   Enlarged Roof Plans
A4.5   Mechanical Penthouse Sections/Elevations
A4.6   Wall Sections
A4.7   Wall Sections
A4.8   Wall Sections
A4.9   Enlarged Lobby / Reflected Ceiling Plans
A4.10  Lobby Elevations

A5.1   Stair Section and Plans - West Stair
A5.2   Stair Section and Plans - East Stair
A5.3   Miscellaneous Stair and Metal Details

A6.1   Precast & Window Details
A6.2   -Not Included With Permit Issue-
A6.3   Roof Details
A6.4   Exterior Wall Details
A6.5   Exterior Wall Details
A6.6   Parking Level Details

A7.1   Wall Types
A7.2   Interior Details
A8.1   Door Schedule
A8.2   Door Details

A9.1   Typical Reflected Ceiling Plan
A9.2   Second Floor Reflected Ceiling Plan
A9.3   Third Floor Reflected Ceiling Plan
A9.4   Fourth Floor Reflected Ceiling Plan
A9.5   Fifth Floor Reflected Ceiling Plan

Structural
----------

S1.1   Structural Notes
S1.2   Post-Tensioning Notes, Abbreviations & Symbols

S2.1E  Foundation and Lower Parking Level Plan, East
S2.1W  Foundation and Lower Parking Level Plan, West
S2.2E  Upper Parking Level Plan, East
S2.2W  Upper Parking Level Plan, West
S2.3   First Floor Plan
S2.4   Second Floor Plan
S2.5   Third Floor Plan
S2.6   Fourth Floor Plan
S2.7   Fifth Floor Plan
S2.8F  Roof Framing Plan
S2.8R  Roof Reinforcing Plan
S2.9   Partial Plans

S3.1   Elevations
S3.2   Elevations

S4.1   Typical Details & Schedules - Foundations & Concrete Walls
S4.2   Typical Details & Schedules - Columns & Beams
S4.3   Typical Details & Schedules -Slabs and CMU Walls
S4.4   Typical Details & Schedules -Shear Walls
S4.5   Typical Details & Schedules -Moment Frames
S4.6   Typical Details & Schedules -Post-Tensioned Slabs
S5.1   Sections and Details
S5.2   Sections and Details
S5.3   Sections and Details
S5.4   Sections and Details

Landscape
---------

L-1    Landscape Plan, Legend & Details
L-2    Irrigation Plan, Schedule & Notes
L-3    Irrigation Details & Water Conservation Calculations

Civil
-----

C-1        Cover Sheet
C-2 & C-3  Topographic Survey
C-4        Grading and Utility Plan
C-5        Site Details
C-6        T.E.S.C. Details
C-7        Utility Profiles
C-8        General Notes
C-9        T.E.S.C. Plan
C-10       Site Plan "B"
C-11       Underslab Drainage Plan

Mechanical
----------

M0.1   Title Sheet, Legend & Abbreviations, Vicinity Map

M1.1   Site Plan - Utility Coordination Plan  [Not in Current Set]

M2.0   Foundation Plan - Plumbing

M2.1   Lower Parking Level Plan
M2.2   Upper Parking Level Plan
M2.3   First Floor Plan
M2.4   Second Floor Plan
M2.5   Third Floor Plan
M2.6   Fourth Floor Plan
M2.7   Fifth Floor Plan
M2.8   Mechanical Penthouse Plan

M3.1   Mechanical Diagrams

M4.1   Core Plans - Plumbing
M4.2   Plumbing Details
M4.3   Plumbing Schematic

M5.1   Mechanical Schedules
M5.2   Mechanical Schedules

Electrical
----------

E-00   Legend / Cover Sheet
E3-00  One-Line
E2-00  Site Lighting
E2-11P Lower Level Parking Lighting
E2-12P Upper Level Parking Lighting
E2-11  First Floor Lighting
E2-12  Second Floor Lighting
E2-13  Third Floor Lighting
E2-14  Fourth Floor Lighting
E2-15  Fifth Floor Lighting
E2-16  Roof Lighting
E2-21P Lower Level Parking Power
E2-22P Upper Level Parking Power
E2-21  First Floor Power
E2-22  Second Floor Power
E2-23  Third Floor Power
E2-24  Fourth Floor Power
E2-25  Fifth Floor Power
E2-26  Roof Power
E600   Panel Schedules  [Included in Technical Specifications]
E601   Panel Schedules  [Included in Technical Specifications]

Technical Specifications for Sterling Plaza Phase II dated February 1, 2000, including Addendum No. 1 dated February 10, 2000, and Addendum No. 2 dated February 16, 2000.

                                   EXHIBIT E
                                       TO
                                LEASE AGREEMENT

                          Scope of Tenant Improvements
                          ----------------------------



                           [To be provided by Tenant]

                                   EXHIBIT F
                                       TO
                                LEASE AGREEMENT

                            Form of Letter of Credit
                            ------------------------


                                   FOR INTERNAL IDENTIFICATION PURPOSES ONLY

                                   Our No. __________  Other __________

                                   Applicant ___________________________


TO:  Sterling Realty Organization Co.
     600 - 106th Avenue N.E., Suite 200]
     Bellevue, Washington  98108

IRREVOCABLE LETTER OF CREDIT NO. ___________

          We hereby establish this irrevocable Letter of Credit in favor of the aforesaid addressee ("Beneficiary") for drawings up to United States $__________ effective immediately. This Letter of Credit is issued, presentable and payable at our office at [issuing bank's address] and expires with our close of business
                 ------------------------
on ___________, 20__.

          The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator.

          We hereby undertake to promptly honor your sight draft(s) drawn on us, indicating our Credit No. ________, for all or any part of this Credit if presented at our office specified in paragraph one on or before the expiry date or any automatically extended expiry date, along with a certificate in the form of Exhibit A attached hereto certifying that iShip.com, Inc., the tenant under
   ---------
that certain Lease Agreement between Sterling Realty Organization Co. and iShip.com, Inc. dated March ___, 2000, is in default thereunder beyond any applicable notice and cure periods.

          Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligation of [issuing bank]
                                                              --------------
under this Letter of Credit is the individual obligation of [issuing bank], and
                                                            --------------
is in no way contingent upon reimbursement with respect thereto.

          It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one year from the expiry date hereof, or any future expiration date, unless thirty (30) days prior to an expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

          This Letter of Credit is subject to and governed by the Laws of the State of New York and the 1993 revision of the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce (Publication 500) and, in the event of any conflict, the Laws of the State of New York will control. If this Credit expires during an interruption of business as described in article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within 30 days after the resumption of business.

                                  Very truly yours,



                                  _______________________

                                   EXHIBIT A
                                       TO
                                LETTER OF CREDIT


                    Form of Certificate of Default by Tenant
                    ----------------------------------------


To:         [Issuing Bank]
From:       Sterling Realty Organization Co.
Regarding:  Letter of Credit No. ___________


                        CERTIFICATE OF DEFAULT BY TENANT


Sterling Realty Organization Co., the landlord under that certain Lease Agreement between Sterling Realty Organization Co., a Washington corporation ("Landlord"), and iShip.com, Inc., a Washington corporation ("Tenant"), dated March ___, 2000 (the "Lease"), hereby certifies to [Issuing Bank] as follows:

1. that Tenant is in default of its obligations under the Lease beyond the notice and cure periods applicable to such default; and

2. based on Tenant's default, and under the provisions of the Lease, Landlord is entitled to draw down the entire amount of this Letter of Credit No.
     _______.



                                   STERLING REALTY ORGANIZATION CO.,
                                   a Washington corporation


                                   By:_____________________________
                                      Its:_________________________

                                   Date:___________________________

                                   EXHIBIT G
                                   ---------
                                       TO
                                LEASE AGREEMENT

                             Form of Lease Guaranty
                             ----------------------


                               GUARANTY OF LEASE


     THIS GUARANTY OF LEASE is made and given by STAMPS.COM, INC., a Delaware corporation ("Guarantor"), to and for the benefit of STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), with respect to that certain Lease Agreement between Landlord and iSHIP.COM, a Washington corporation and a wholly-owned subsidiary of Guarantor ("Tenant"), dated March 7, 2000 (the "Lease").

     FOR VALUE RECEIVED and in consideration of and as an inducement to Landlord entering into the Lease, Guarantor unconditionally and continuously guarantees to Landlord, its successors and assigns, the full and timely performance and observance by Tenant of all the terms and conditions of the Lease to be performed and observed by Tenant.

     This Guaranty and the obligations of Guarantor hereunder shall not be terminated or impaired by reason of the granting by Landlord of any indulgences to Tenant or the assertion by Landlord against Tenant of any of Landlord's rights or remedies under the Lease, or by the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise, whether or not Guarantor has received notice of same. Guarantor waives all suretyship defenses and waives notice of any breach by Tenant.

     This Guaranty shall continue in full force and effect as to any renewal, amendment, modification, extension, assignment or transfer of the Lease or any subletting of the Lease premises, whether or not Guarantor shall have received notice of or consented to the same. The liability of Guarantor under this Guaranty is primary and absolute, and Landlord may at its option proceed against Guarantor without proceeding against Tenant. Any action against Guarantor shall be brought in King County, Washington.

     Landlord's delay or failure to insist upon the strict performance or observance of any obligation of Tenant under the Lease or to exercise any right or remedy available under the Lease or at law or in equity, shall not be construed to be a waiver of Landlord's prerogative to insist upon such strict performance or observance or to exercise any such right or remedy. Receipt by Landlord of rent or other payment with knowledge of a breach of any term or condition of the Lease shall not be construed to be a waiver of such breach.

     The liability of Guarantor hereunder shall not be affected or limited by:
(a) the release or discharge of Tenant in any creditors', receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of the federal bankruptcy laws or other statutes or from the decision in any court; (c) the rejection or disaffirmance of the Lease in any such proceedings; (d) any disability or other defense of Tenant; or (e) the cessation, from any cause whatsoever, of the liability of Tenant.

     Until all the terms, conditions and agreements of the Lease are fully performed and observed by Tenant, Guarantor hereby waives the right to enforce any claim, right or remedy which Guarantor now has or hereafter shall have against Tenant by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor hereunder, and Guarantor hereby subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to Landlord under the Lease.

     This Guaranty shall inure to the benefit of Landlord, its affiliates, successors and assigns, and shall be binding upon the successors and assigns of Guarantor.

     This Guaranty is irrevocable and may not be changed, affected, discharged or terminated other than by an agreement in writing signed by Guarantor and Landlord.

     Guarantor shall pay all costs and expenses paid or incurred by Landlord in enforcing either the Lease or this Guaranty, including court costs and a reasonable amount for legal services performed by counsel, whether employed or retained by Landlord.

     DATED this 7th day of March, 2000.


                                       GUARANTOR:

                                       STAMPS.COM, INC.,
                                       a Delaware corporation


                                       By:________________________
                                          Its:____________________



STATE OF _______________  )
                          ) ss.
COUNTY OF ______________  )

     On this ________ day of March, 2000, before me personally appeared _____________________________, to me known to be the ________________________ of
STAMPS.COM, INC., a Delaware corporation, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of such corporation for the uses and purposes therein mentioned, and on oath stated that ______ was authorized to execute said instrument.

     IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

                                     ___________________________________
                                     (Signature)

                                     ___________________________________
                                     (Please print name legibly)

                                     NOTARY PUBLIC in and for the State of
                                     _____________, residing at ___________
                                     My commission expires_________________

                                   EXHIBIT H
                                       TO
                                LEASE AGREEMENT

                             Rules and Regulations
                             ---------------------


1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person chosen by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shadow, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalk, halls, passages, exits, entrances, elevators, escalators, or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not open to the general public. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course or its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building except in accordance with the provisions of the Communications Site Lease between Landlord and Tenant.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to Tenant's property by the janitor or any other employee or any other person.

6. Landlord will furnish Tenant, free of charge, two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of the Premises. If Tenant installs a separate security system, Tenant shall provide Landlord with card keys or passwords for emergency access. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of any keys so furnished, shall pay Landlord therefore.

7. If Tenant requires telegraphic, telephonic, security system or similar services, it shall first obtain, and comply with, Landlord's instructions for their installation.

8. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot for which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein or to any other tenant in the Building, shall be placed and maintained by Tenant, at Tenant's expenses, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

9. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

10. Tenant shall not use any method of heating or air-conditioning other than that supplied by Landlord.

11. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls.

12. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

13. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

14. Tenant shall close and lock the doors of its Premises and entirely shutoff all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

15. The Building is a no-smoking building. Tenant, its employees, agents, guests, invitees, and licensees are prohibited at all times from smoking within the Building, the Premises, the Common Area or the Land, except in designated smoking areas outside the Building and the Premises, which shall be identified by Landlord from time to time.

16. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expenses of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

17. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Building. Tenant shall not use the Premises for any business or activity other than that specifically provided or in Tenant's Lease.

18. Tenant shall not install any radio or television antenna, telecom equipment, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

19. Tenant shall not mark, drive nails, screws or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule, except that Tenant shall be permitted to use nails, screws, or other hardware necessary to hang artwork, display boards and other standard office fixtures.

20. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

21. Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

22. Tenant shall store all trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Disposal of any large debris will be at Tenant's expense.

23. The Premises shall not be used for the storage of merchandise hold for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper or immoral or objectionable purpose.

24. Microwave cooking is permitted on the Premises, as is use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such equipment is used in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations. Tenant is not allowed to use space heaters in the Premises. All appliance outlets shall be equipped and operated by mechanical timers.

25. Tenant shall not use in any space or in the public halls of the Building any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

26. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

27. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant shall take reasonable measures to protect its Premises from theft, robbery, and pilferage, which includes keeping doors locked and other means of entry into the Premises closed.

29. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

30. Tenant shall not park its vehicles in any parking areas designated by Landlord as areas for parking by visitors to the Building. Tenant shall not leave vehicles in the Building parking areas overnight nor park any vehicles in the Building parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four-wheeled trucks.

31. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant of any other tenant, nor prevent Landlord from thereafter reasonably enforcing any such Rules and Regulations against any or all of the tenants of the Building.

32. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

33. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

34. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT I
                                       TO
                                LEASE AGREEMENT

                        Exclusions from Operating Costs
                        -------------------------------

(1) attorneys' fees, accounting fees and other expenditures incurred in connection with negotiations, disputes and claims of other tenants or occupants of the Building or with other third parties, except as specifically otherwise provided in the Lease;

(2) financing costs, including interest and principal amortization of debts, but excluding any local improvement district assessments made against the Property (unless such assessment was levied in connection with the development of the Building);

(3) wages, bonuses and other compensation of employees above the grade of building manager;

(4) any liabilities, costs or expenses associated with or incurred in connection with the removal, enclosure, encapsulation or other handling of asbestos or other hazardous or toxic materials or substances which were placed on the Property by Landlord and were deemed toxic or hazardous pursuant to then-applicable law at the time so placed;

(5) costs of any items for which Landlord is paid or reimbursed by insurance (provided Landlord shall use its best effort to collect any insurance proceeds to which it is entitled);

(6)  increased insurance assessed specifically to any tenant of the Building;

(7) charges for electricity, water or other utilities and applicable taxes for which Landlord is entitled to reimbursement from any other tenant;

(8) cost of any HVAC, janitorial or other services charged to tenants on an extra cost basis after regular business hours;

(9) cost of installing, operating and maintaining any specialty service, such as an observatory, broadcasting facilities, luncheon club, athletic or recreation club, or child-care facility;

(10) cost of correcting defects in the design, construction or equipment of, or latent defects in, the Building;

(11) cost of any work or services to the extent performed for any facility other than the Building (provided Landlord shall have the right to reasonably allocate the cost of services provided to more than one facility);

(12) any cost representing an amount paid to a person, firm, corporation or other entity related to or affiliated with Landlord that is in excess of the amount which would have been paid in the absence of such relationship;

(13) any cost of painting or decorating any interior parts of the Building other than common areas;

(14) capital expenditures, other than those (a) required to be made by applicable laws first enacted after the Commencement Date; or (b ) incurred with a reasonable expectation of increasing the operating efficiency of the Building. All such capital improvements shall be amortized on a straight-line basis over their useful lives.

(15) charitable or political contributions;

(16) Landlord shall not recover any item of cost more than once;

(17) cost of any work or service performed by Landlord for any tenant in the Building to the extent such work or service is provided to a materially greater extent or in a materially more favorable manner than furnished generally to the tenants and other occupants of the Building; and

(18) assessments levied in connection with the development of the Building.

                                   EXHIBIT J
                                       TO
                                LEASE AGREEMENT

    Form of Subordination, Attornment, Notice and Non-Disturbance Agreement
    -----------------------------------------------------------------------


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

-----------------------------

-----------------------------

-----------------------------

-----------------------------


                       SUBORDINATION, ATTORNMENT, NOTICE
                         AND NON-DISTURBANCE AGREEMENT
                         -----------------------------

Grantor:
                        -----------------------------
Grantee:
                        -----------------------------
Legal Description:

     Abbreviated:
                        -----------------------------
                        -----------------------------
     Full:
                        -----------------------------
Assessor's Property Tax
Parcel Account Numbers:
                        -----------------------------

      THIS AGREEMENT is made and entered into as of the _____ day of _________________, ______, by and among (i) iSHIP.COM, INC., a Washington corporation ("Tenant"), whose principal address is 3545 Factoria Boulevard S.E., Bellevue, Washington 98006; (ii) _______________________, a
______________________________ ("Lender"), whose principal address is
_______________________________________; and (iii) STERLING REALTY ORGANIZATION
CO., a Washington corporation ("Borrower"), whose principal address is 600 - 106th Avenue N.E., Suite 200, Bellevue, Washington 98004.

                                   RECITALS:

      A. Lender has agreed to make a mortgage loan (the "Loan") to Borrower in the amount of ____________________________ Dollars ($_____________________) to
be secured by a mortgage or deed of trust (the "Mortgage") on the real property legally described in Exhibit A attached hereto (the "Property");
                     ---------

      B.  Tenant is the present lessee under a lease dated
______________________, made by Borrower as landlord ("Landlord"), demising a portion of the Premises and other property (said lease and all amendments thereto being referred to as the "Lease");

      C. The Loan terms require that Tenant subordinate the Lease and its interest in the Premises in all respects to the lien of the Mortgage and that Tenant attorn to Lender; and

      D. In return, Lender is agreeable to not disturbing Tenant's possession of the portion of the Property covered by the Lease (the "Premises"), so long as Tenant is not in default under the Lease.

      NOW, THEREFORE, in consideration for the mutual covenants contained herein and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                  AGREEMENTS:

1.    Subordination.  The Lease, and the rights of Tenant in, to and under the
      -------------
      Lease and the Premises, are hereby subjected and subordinated to the lien of the Mortgage and to any modification, reinstatement, extension, supplement, consolidation or replacement thereof as well as any advances or re-advances with interest thereon and to any mortgages or deeds of trust on the Property which may hereafter be held by Lender.

2.    Tenant Not to Be Disturbed. In the event it should become necessary to
      --------------------------
      foreclose the Mortgage or Lender should otherwise come into possession of title to the Property, Lender will not join Tenant in summary or foreclosure proceedings unless required by law in order to obtain jurisdiction, but in such event no judgment foreclosing the Lease will be sought, and Lender will not disturb the use and occupancy of Tenant under the Lease so long as Tenant is not in default under any of the terms, covenants or conditions of the Lease beyond any applicable notice and cure period and has not prepaid the rent except monthly in advance as provided by the terms of the Lease.

3.    Tenant to Attorn to Lender.  Tenant agrees that in the event any
      --------------------------
      proceedings are brought for foreclosure of the Mortgage, it will attorn to the purchaser as the landlord under the Lease. The purchaser by virtue of such foreclosure shall be deemed to have assumed and agreed to be bound, as substitute landlord, by the terms and conditions of the Lease until the resale or other disposition of its interest by such purchaser, except that such assumption shall not be deemed of itself an acknowledgment by such purchaser of the validity of any then existing claims of Tenant against any prior landlord (including Landlord). All rights and obligations under the Lease shall continue as though such foreclosure proceedings had not been brought, except as aforesaid. Tenant agrees to execute and deliver to any such purchaser such further assurance and other documents, including a new lease upon the same terms and conditions of the Lease, confirming the foregoing as such purchaser may reasonably request. Tenant waives the provisions (i) contained in the Lease or any other agreement relating thereto, and (ii) of any statute or rule of law now or hereafter in effect, which may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder by reason of any foreclosure proceeding.

4.    Limitations.  Notwithstanding the foregoing, neither Lender nor such other
      -----------
      purchaser shall in any event be:

      (a) liable for any act or omission of any prior landlord (including Landlord) unless such nonperformance constitutes a default under the Lease and continues during the period of the Lender's or such other purchaser's ownership of the Property;

      (b) obligated to cure any defaults of any prior landlord (including Landlord) which occurred prior to the time that Lender or such other purchaser succeeded to the interest of such prior landlord under the Lease unless such default continues during the period of the Lender's or such other purchaser's ownership of the Property;

      (c) subject to any offsets or defenses which Tenant may be entitled to assert against any prior landlord (including Landlord);

      (d) bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance;

      (e) bound by any amendment or modification of the Lease made without the written consent of Lender or such other purchaser, such consent not to be unreasonably withheld;

      (f) liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not still held by such prior landlord, unless and until Lender or such other purchaser has actually received for its own account as landlord the full amount of such security deposit; or

      (g) bound by any provision in the Lease which obligates Landlord to erect or complete any building or to perform any construction work or to make any improvements to the Premises or to expand or rehabilitate any existing improvements or to restore any improvements following any casualty or taking or to make a future capital contribution to Tenant or to apply proceeds of casualty insurance or eminent domain awards other than as provided in the Mortgage.

5.    Acknowledgment of Assignment of Lease and Rent.  Tenant acknowledges that
      ----------------------------------------------
      it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Lender as security for the Loan secured by the Mortgage. In the event that Lender notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to Lender or as otherwise required pursuant to such notice.

6.    Limited Liability.  Tenant acknowledges that in all events, the liability
      -----------------
      of Lender and any purchaser shall be limited and restricted to their interest in the Property and shall in no event exceed such interest.

7.    Lender's Right to Notice of Default and Option to Cure. Tenant will give
      ------------------------------------------------------
      written notice to Lender of any default by Landlord under the Lease by mailing a copy of the same by certified mail, postage prepaid, addressed as follows (or to such other address as may be specified from time to time by Lender to Tenant):

               To Lender:
                         -----------------------------
                         -----------------------------
                         -----------------------------
                         Attn.:
                               -----------------------
               with copies to:

                         -----------------------------
                         -----------------------------
                         -----------------------------
                         Attn.:
                               -----------------------
      Upon such notice, Lender shall be permitted and shall have the option, in its sole and absolute discretion, to cure any such default during the period of time during which the Landlord would be permitted to cure such default, but in any event Lender shall have a period of thirty (30) days after the receipt of such notification to cure such default; provided, however, that in the event Lender is unable to cure the default by exercise of reasonable diligence within such 30-day period, Lender shall have such additional period of time as may be reasonably required to remedy such default with reasonable dispatch.

8.    Successors and Assigns. The provisions of this Agreement are binding upon
      ----------------------
      and shall inure to the benefit of the heirs, successors and assigns of the parties hereof.

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

                              TENANT:

                              iSHIP.COM,
                              a Washington corporation


                              By:
                                 ---------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------


                              LENDER:


                              ------------------------------

                              By:
                                 ---------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------


The terms of the above Agreement are hereby consented, agreed to and acknowledged.

                              BORROWER:

                              STERLING REALTY ORGANIZATION CO.,
                              a Washington corporation



                              By:
                                 ---------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------

STATE OF WASHINGTON        )
                           ) ss.
COUNTY OF KING             )

     I certify that I know or have satisfactory evidence that ______________________________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, and on oath stated that he/she was authorized to execute the instrument and acknowledged it as the __________________ of iSHIP.COM, INC., a Washington corporation, to be free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED:
           ------------------
                              -----------------------------------------
                              (Signature)

                              -----------------------------------------
                              (Please print name legibly)

                              NOTARY PUBLIC in and for the State of
                              Washington, residing at
                                                     ------------------
                              My commission expires
                                                   --------------------



STATE OF ____________  )
                       ) ss.
COUNTY OF __________   )

     I certify that I know or have satisfactory evidence that _____________ is the person who appeared before me, and said person acknowledged that he/she signed this instrument, and on oath stated that he/she was authorized to execute the instrument and acknowledged it as the __________________ of ______________________________, a _________________ corporation, to be free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     DATED:
           -----------------
                              -----------------------------------------
                              (Signature)

                              -----------------------------------------
                              (Please print name legibly)

                              NOTARY PUBLIC in and for the State of
                              Washington, residing at
                                                     ------------------
                              My commission expires
                                                   --------------------

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )

     I certify that I know or have satisfactory evidence that _________________________ is the person who appeared before me, and said person acknowledged that ________ signed this instrument, on oath stated that ________ was authorized to execute the instrument and acknowledged it as the ___________________ of STERLING REALTY ORGANIZATION CO., a Washington corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

     DATED:
           -----------------
                              ------------------------------------------
                              (Signature)

                              ------------------------------------------
                              (Please print name legibly)

                              NOTARY PUBLIC in and for the State of
                              Washington, residing at
                                                     -------------------
                              My commission expires
                                                   ---------------------

                                   EXHIBIT A
                                       TO
                       SUBORDINATION, ATTORNMENT, NOTICE
                         AND NON-DISTURBANCE AGREEMENT

                         Legal Description of Property
                         -----------------------------

New Lot 2
---------

A portion of Lot 1 of Short Plat No. 280070R, according to the short plat recorded under King County Recording No. 8011200686, being a revision of short plat recorded under Recording No. 8009300879.

TOGETHER with that portion of the vacated portion of SE 38th Street lying with the projected lot lines of the property herein described as vacated by King County Ordinance No. 6582 as recorded under King County Recording No. 84030789;

TOGETHER with a portion of Parcels C, D, E & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot Line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 said Section 9; thence North 87 degrees 23' 26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING; thence South 01 degrees 18'37" West, a distance of 158.87 feet; thence North 87 degrees 23'26" West, a distance of 437.33 feet; thence South 01 degress 15'22" West, a distance 316.89 feet more or less to the Northerly margin of SE 38th Street; thence North 63 degrees 38'11" West along said Northerly margin, a distance of 90.75 feet; thence North 01 degrees 15'16" East, a distance of 439.20 feet; North 01 degrees 12'48" East a distance of
14.22 feet; thence South 87 degrees 23'26" East, a distance of 321.85 feet; thence North 02 degrees 36'31" East, a distance of 3.78 feet; thence South 87 degrees 23'26" East, a distance of 197.79 feet; thence South 01 degrees 18'37" West, a distance of 18.00 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 2 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                   EXHIBIT K
                                       TO
                                LEASE AGREEMENT

                                  Parking Plan
                                  ------------

                                   EXHIBIT L
                                       TO
                                LEASE AGREEMENT

                   Form of Tenant Improvement Promissory Note
                   ------------------------------------------

                                PROMISSORY NOTE

$_____________                                              Bellevue, Washington
                                                           _______________,200__


FOR VALUE RECEIVED, iSHIP.COM, INC., a Washington corporation (the "Maker"), promises to pay, in lawful money of the United States of America, to the order of STERLING REALTY ORGANIZATION CO., a Washington corporation, ("Holder"), at 600 - 106th Avenue N.E., Suite 200, Bellevue, Washington 98004, or such other place either within or without the State of Washington as Holder may designate in writing from time to time, the principal sum of ______________________________ Dollars ($__________) or so much thereof as may disbursed and outstanding, together with interest on the unpaid principal balance from the date of each advance at the rate stated below, in accordance with the terms of this Note.

1. Interest Rate. From the date of this Note, the principal balance shall bear interest at a rate equal to ___________________________ percent (___%) per annum.

2. Payments. Commencing on ___________________, and on the first day of each month thereafter through the Maturity Date, Maker shall pay to Holder payments of principal and interest in the amount _________________________ Dollars ($_________), which amount is calculated based on the outstanding principal balance of this Note, the interest rate stated in paragraph 1 above, and an amortization period of eight (8) years. Maker will pay Holder at Holder's address shown above or at such other place as Holder may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, and then to principal. If not sooner paid, the outstanding principal balance of this Note and all accrued unpaid interest is due on _______________________ (the "Maturity Date")

3. Prepayment. This Note may be prepaid in whole or in part at any time without premium or penalty.

4. Late Charge. If any monthly payment is not made within ten (10) days of the due date, Maker shall pay to Holder on demand a late charge equal to three percent (3%) of the amount of the payment to defray the overhead expenses of Holder incident to the delay.

5. Events of Default. The failure to timely make any payment under this Note shall be an Event of Default.

6. Remedies; Default Interest. Upon any Event of Default, Holder may declare the entire principal balance and all accrued interest immediately due and payable. Whether or not Holder exercises such option to accelerate, the entire principal balance and all accrued interest shall bear interest from the date of such Event of Default at a default rate of three percent (3%) above the interest rate otherwise payable under this Note. Default interest is payable on demand. Holder's failure to exercise any right or remedy shall not be a waiver of the right to exercise the same upon any subsequent Event of Default.

7. Collection Expenses. Maker shall reimburse Holder on demand for all reasonable legal fees and other costs and expenses incurred in collecting or enforcing this Note. Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgment collection proceedings.

8. Waivers. Except as provided above, Maker waives all notices otherwise required by law, including without limitation presentment and demand for payment, protest, and notice of demand, protest, dishonor and nonpayment.

9.   Miscellaneous.

     (a) This Note shall be construed, enforced and otherwise governed by the laws of the State of Washington.

     (b) Any notice to Maker under this Note shall be to the address noted below, or such other address as may be designated by Maker in writing, and shall be deemed to have been given on the date delivered in the case of personal delivery or, if mailed, three (3) days after the postmark thereof.

MAKER ACKNOWLEDGES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                                       MAKER:

                                       iSHIP.COM, INC., a Washington corporation


                                       By:
                                          -----------------------------

                                          Its:
                                              -------------------------

                                   EXHIBIT M
                                       TO
                                LEASE AGREEMENT

      Sketches Showing Area of Roof Designated for Tenant's Exclusive Use
      -------------------------------------------------------------------

                                   EXHIBIT N
                                       TO
                                LEASE AGREEMENT

                        Form of Communication Site Lease
                        --------------------------------


                           COMMUNICATIONS SITE LEASE


THIS COMMUNICATIONS SITE LEASE (the "Site Lease") dated March 7, 2000, is entered into by and between iSHIP.COM, INC., a Washington corporation ("Tenant"), having its principal place of business at 3545 Factoria Boulevard S.E., Bellevue, Washington 98006, and STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), having its principal place of business 600-106th Avenue N.E., Suite 200, Bellevue, Washington 98004.

1. The Property. Landlord is the owner of the building commonly known as Sterling Plaza II (the "Building"), constructed on that certain parcel of real property allocated in the State of Washington, County of King, City of Bellevue, located at 3545 Factoria Boulevard S.E., Bellevue, Washington 98006 (the "Property"). A legal description of the Property is contained in Exhibit A attached to this Site Lease.
       ---------

2.  Lease of the Premises.

    (a)   Premises.  Landlord and Tenant have entered into that certain Lease
          --------
          Agreement dated March 7, 2000 (the "Office Lease") with respect to office premises located in the Building. In connection therewith, Landlord has agreed that Tenant shall have the exclusive use of that portion of the roof of the Building generally described as follows: approximately ______square feet of space on the roof of the Building (equal to fifty percent (50%) of the usable area of the roof) for placement of Tenant's Communications Site (defined in paragraph 6 below) Equipment (collectively the "Roof Premises"). A sketch of the Roof Premises is attached as Exhibit B to this Site Lease. If at any
                                       ---------
          time during the term of this Site Lease, Tenant occupies less than two
          (2) full floors of the Building, then the area of the roof designated for Tenant's exclusive use shall decrease to twenty-five percent (25%) of the usable area of the roof of the Building, as shown on Exhibit C
                                                                      ---------
          attached to this Site Lease.

    (b)   Tenant Improvements.  Following the Commencement Date, Tenant shall
          -------------------
          have the right to construct the Communications Site as shown on the attached Exhibit B and in accordance with the detailed plans and
                   ---------
          specifications to be submitted by Tenant to Landlord and approved by Landlord prior to Tenant commencing any construction. The design of the improvements to be constructed by Tenant shall be consistent with the design and construction of the Building. In addition to plans and specifications, Tenant shall provide to Landlord such reports as Landlord, in Landlord's sole discretion, requires concerning the structural ability of the Building to support Tenant's proposed improvements or concerning the structural reinforcement required to support Tenant's proposed improvements. All plans and specifications for Tenant's proposed improvements must be reviewed and approved by Landlord, Landlord's architect, communications consultant, structural engineer and roofing manufacturer; Tenant shall pay for all reasonable costs associated with such reviews. Tenant shall obtain all necessary governmental approvals and permits prior to commencing construction and shall provide Landlord with ten (10) days notice prior to the start of construction. Landlord may post notices of non-responsibility if it so chooses. All Tenant contractors and subcontractors shall be duly licensed in the State of Washington and approved in advance by Landlord, such approval not to be unreasonably withheld. All construction activities must be coordinated with Landlord or Landlord's agents. If any damage to the Roof Premises is caused by the acts or omissions of Tenant's employees, contractors or agents during installation of the Equipment, Tenant shall repair any such damage and return the Roof Premises to the same condition as existed prior to the installation. If Tenant does not complete repairs to the satisfaction of the Landlord in a timely manner, then Landlord shall make such repairs as it deems necessary and such costs shall be paid by Tenant.

3.   Rent.  No rent shall be due from Tenant in connection with the Roof
     Premises.

4. Term of Lease. The term of this Site Lease shall, except with respect to the commencement date which is determined by the terms of Section 5 below, be for the same period of time as the Office Lease, as the same may expire, be terminated or be extended in accordance with the terms set forth therein.

5. Commencement Date; Governmental Permits. The term of this Site Lease shall commence on the first day of the month following Tenant's notice to Landlord in writing that Tenant has obtained all permits and approvals necessary for Tenant to be legally entitled to construct the communications site at the Roof Premises (the "Commencement Date"). Tenant shall be permitted to occupy the Roof Premises and commence construction of the Communications Site upon receipt of all such permits and approvals and notice to Landlord as required in paragraph 2. Any pre-Commencement Date occupancy by Tenant shall be under all the terms and conditions of this Site Lease.

6. Use of the Premises. Tenant shall use the Roof Premises for the installation and maintenance of satellite dishes and/or antennas or comparable equipment used in connection with the operation of Tenant's business from the Premises (a "Communications Site"). The Communications Site, for purposes of this Site Lease, is a site at which radio, telephone, paging, wireless voice, data, and other communications equipment is installed and used to send and receive radio and other signals to and from wireless telephones and other radio, paging or computer devices to connect those signals to radio, telephone, or other communications facilities and/or devices either directly, by means of cables, or indirectly, by means of transmitting and receiving facilities approved by Landlord and located at the Roof Premises. Tenant shall not use the Roof Premises for any other purposes without the written consent of Landlord. Landlord shall at all times have the ability to audit, inspect and monitor Tenant's use of the Roof Premises, and Tenant shall cooperate in all ways reasonably requested by Landlord. If Tenant's use of the Roof Premises increases the cost of the Landlord's insurance on the Building, Tenant shall promptly reimburse Landlord for such cost following receipt of an invoice therefor from Landlord.

7. License. Landlord hereby grants to Tenant for the duration of this Site Lease, a non-exclusive license in and over the common areas at the Property so that Tenant may have access to the Roof Premises (the "Access Areas") twenty-four (24) hours per day, seven (7) days per week. Tenant shall not have access to the penthouse located on the roof of the Building without being accompanied by Landlord or Landlord's agent, and when on the roof of the Building, Tenant and its contractors shall use every effort to walk only on the catwalk areas. The license granted to Tenant is for the purpose of installing, constructing, maintaining, restoring, replacing, and operating Tenant's equipment located within or on the Roof Premises or the Access Areas. Except in the event of an emergency endangering persons or property, or in the event Tenant's signal, for any reason, is interrupted or lost, access to the Roof Premises shall be granted only at such times during normal business hours of the Building as is reasonable for Landlord or Landlord's agents, and then only upon the request of Landlord by Tenant or Tenant's agents, made reasonably in advance of the time for such access. Outside of normal business hours of the Building, Landlord may require a member of its security or maintenance staff to be present during such times as Tenant requires access to the Roof Premises. Tenant shall reimburse Landlord for the cost of having a maintenance or security staff member present outside of normal business hours.

8. Protections Against Ongoing Interference. Following the effective date of this Site Lease, and promptly after such information is available to Tenant, Tenant shall inform Landlord in writing of its Communications Site requirements and signal frequencies, so as to allow Landlord (and tenants of Landlord) to determine whether any communications equipment they wish to install will create ongoing interference with Tenant's Communications Site. Tenant acknowledges that until such time as Tenant has notified Landlord of its specific frequency range, Landlord cannot guarantee the appropriateness of the

     Roof Premises as the location for Tenant's Communications Site. Tenant further acknowledges that Landlord has prior obligations to the tenants (the "Existing Tenants") of other properties owned by Landlord which are located adjacent to the Property, and that Landlord cannot allow Tenant's equipment and/or frequencies to interfere with the equipment and/or frequencies currently maintained by the Existing Tenants. Therefore, the installations of communications equipment, or use of a specific frequency by Tenant, or by any other tenant, is subject to the compatibility of such party's equipment and frequencies with that of communications equipment and frequencies then located on the Property or maintained by an Existing Tenant or of which Landlord has been adequately notified as required by this paragraph 8. Either Tenant or any other tenant desiring to locate new equipment or use additional frequencies shall, at that party's sole cost and expense, conduct such studies as are necessary to determine potential interference with then-existing equipment and frequencies and/or FCC permitted signals or frequencies of Tenant, other tenants of the Property and the Existing Tenants. Any change of frequency or additional frequencies to be used by Tenant shall be allowed, provided Tenant provides written notice of the same to Landlord. Landlord will not grant a lease to any party for use of the Property if such use would interfere with Tenant's ability to physically operate its Communications Site for the use described herein, as specifically approved in writing by Landlord and as Tenant's Communications Site exists immediately prior to the date on which any new lease is entered into by Landlord for the installation of communications equipment on the roof of the Building. Any future lease of the Property which permits the installation of communication equipment shall be conditioned upon not interfering with Tenant's operation of the Communications Site, based on Tenant's written notification to Landlord, as to its signal frequencies and any changes or additions thereto, as of the date of such lease, and any potential tenant shall be required to conduct an intermodulation study to determine potential interference with Tenant's signal and transmission. Without limiting any other remedy, in law or equity, Tenant shall have the right to terminate this Site Lease upon thirty (30) days' written notice in the event its reception or transmission is interfered with on an ongoing basis by other antenna equipment, or obstacles constructed or operated in Tenant's reception or transmission paths located upon or over Landlord's Property. Such termination shall not be the basis for any abatement of rent under the Office Lease.

9. Damage and Destruction. If the Roof Premises are, in whole or in part, damaged or destroyed, then there shall be no abatement of rent under the Office Lease. If the Roof Premises are only partially destroyed and still usable as a Communications Site, Landlord shall, within a reasonable time, repair the Roof Premises such that the Roof Premises are again as fully usable by Tenant as they were before such partial damage or destruction. Unless such partial damage or destruction is caused by Landlord, Landlord's agents or employees, Landlord shall be obligated to repair or replace the Roof Premises only, excluding any tenant improvements constructed, installed, or placed onto the Roof Premises by Tenant. A decision as to whether partially destroyed or partially condemned Premises are still usable as a Communications Site (for the purposes of this paragraph and of paragraph 10 below), shall be made jointly by Landlord and Tenant, and, if they cannot agree, by an arbitrator reasonably acceptable to both parties. If the Roof Premises are wholly destroyed, then Landlord shall inform Tenant, within sixty (60) days after the date of such destruction, whether it intends to restore the Roof Premises.

10. Condemnation. If all or part of the Roof Premises is taken by condemnation such that the Roof Premises are no longer usable for construction of or operation as a Communications Site, this Site Lease shall terminate unless Tenant's equipment and improvements can be relocated to another position at the Property mutually acceptable to Tenant and Landlord. Tenant shall be entitled only to that portion of the proceeds of condemnation which is directly attributable to the value of Tenant's equipment and improvements, and the cost of relocation, and under no circumstances shall Tenant receive any compensation for the value of the leasehold estate created by this Site Lease.

11. Relocation of System by Landlord. Upon not less than thirty (30) days advance written notice to Tenant from Landlord, Landlord may, at Landlord's expense, relocate Tenant's Communications Site to another location on the roof of the Building if Landlord, in its good faith judgment, deems such relocation necessary; provided, however, that Landlord may not do so if the result of the relocation would cause Tenant to lose, or experience degraded, transmission or reception.

12. Access by Landlord. Landlord shall have access to the Roof Premises at all times, and Landlord agrees to give Tenant such notice as is reasonable under the circumstances.

13. Termination by Landlord. Landlord may terminate this Lease upon the occurrence of any of the following: (a) the termination of the Office Lease; (b) failure by Tenant to comply with any material term, condition or covenant of this Site Lease, if such failure is not cured within thirty
     (30) days after written notice thereof to Tenant, or in the event of a cure which requires in excess of thirty (30) days to complete, if Tenant has not commenced such cure within thirty (30) days of such notice and is not diligently prosecuting said cure to completion; (c) if Tenant becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or files a petition under any section or chapter of the federal Bankruptcy code, as amended, or under any similar law or statute of the United States or any state thereof, or is adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder, or if a receiver or trustee is appointed for all or substantially all of the assets of Tenant due to Tenant's insolvency; or
     (d) during any Option Term, Landlord decides to demolish or reconfigure the Building in a manner that will impact the Roof Premises and provides Tenant with written notice of termination of this Lease at least twelve (12) months prior to the termination date.

14. Termination by Tenant. Tenant may terminate this Lease at any time upon thirty (30) days written notice to Landlord.

15. Warranties and Covenants of Tenant. Tenant warrants and covenants that throughout the term of this Site Lease, Tenant shall maintain comprehensive liability insurance, naming Landlord as an additional insured, protecting and indemnifying Landlord and Tenant against claims and liabilities for injury, damage to persons or property or for the loss of life or of property occurring upon the Roof Premises, Access Areas or other parts of Landlord's property resulting from Tenant's use of Landlord's property, including those resulting from any negligent act or omission of Tenant, its employees, agents, contractors, and subcontractors. Such insurance shall afford minimum protection of not less than One Million Dollars ($1,000,000) for injury to or death of any one person, Three Million Dollars ($3,000,000) for injury to or death of two or more persons, One Million Dollars ($1,000,000) for property damage, and Five Million Dollars ($5,000,000) for excess liability in the form of umbrella liability coverage. Tenant shall also maintain personal property insurance in an amount sufficient to fully protect all personal property, fixtures and tenant improvements constructed, owned or controlled by Tenant and brought upon Landlord's property from theft, fire or other loss or damage while upon the Property. Tenant shall provide to Landlord a certificate indicating the applicable coverage prior to the Commencement Date of the Lease and as necessary throughout the term of the Lease to evidence to Landlord's satisfaction that coverage remains in full force and effect.
     All insurance shall be procured from insurance companies satisfactory to Landlord. Tenant shall maintain the Roof Premises in a clean, safe and sanitary condition throughout the term of this Site Lease.

16. Liability and Indemnification. Tenant shall at all times comply with all laws and ordinances and all rules and regulations of municipal, state, and federal governmental authorities relating to the installation, maintenance, height, location, use, operation, and removal of improvements authorized herein, whether such laws, ordinances, rules and regulations are directed to Tenant or to Landlord, and shall fully indemnify Landlord against any loss, cost or expense which may be sustained or incurred by Landlord as a result of the installation, operation, maintenance or removal of such improvements, including but not limited to any damage to the roof of the Building, and any damage or injury to Landlord, Landlord's agents or employees, or other tenants or tenants' employees, agents or invitees of the Building caused by Tenant's operation of its Communications Site. Except for the negligent acts or willful misconduct of Landlord and Landlord's agents or employees, Landlord shall not be liable to Tenant for any loss or damages arising out of personal injuries or property damage on the Roof Premises or Access Areas. Tenant shall be fully responsible for any radio signal or electrical interference that its equipment may cause with respect to any other radio or telecommunications system authorized or licensed by the Federal Communications Commission and existing on the Commencement Date or any date thereafter.

17. Title To and Removal of Tenant's Equipment. Title to Tenant's equipment, and all improvements installed at and affixed to the Roof Premises or the Property by Tenant shall be and shall remain the property of Tenant. Landlord hereby waives any lien rights it may have or acquire with respect to Tenant's property and shall promptly execute any document reasonably required by any supplier, lessor, or lender of such property which waives any rights Landlord may have or acquire with respect thereto. Tenant may, at any time, including any time it vacates the Roof Premises, remove Tenant's improvements, equipment, fixtures, and all of Tenant's personal property from the Roof Premises, and Tenant shall promptly restore the property and repair any damage thereto caused by such removal. Tenant shall remove any structural improvements installed to support Tenant's equipment upon Landlord's request to do so. Any of Tenant's property remaining on the Roof Premises after the expiration or earlier termination of this Site Lease or after Tenant's vacation or abandonment of the Roof Premises ("Abandoned Property") will be deemed to have been abandoned and to have become the property of Landlord to dispose of at Landlord's discretion. Tenant shall reimburse Landlord for any of Landlord's court costs, attorneys' fees, and storage charges related to Abandoned Property. Landlord may, at its option, sell Abandoned Property at private sale following written notice to Tenant thereof, for such price as Landlord may obtain, and apply the proceeds of such sale to any amounts due under this Site Lease from Tenant to Landlord, including expenses incident to the removal and sale of Abandoned Property, or Landlord may otherwise dispose of Abandoned Property.

18. Surrender. Upon termination of this Lease, Tenant shall remove the equipment and improvements installed at the Roof Premises by Tenant as set forth in paragraph 16. Tenant shall repair and restore any damage to the Roof Premises caused by such removal, and shall surrender the Roof Premises in as good order and condition as when first occupied by Tenant, normal wear and tear and damage by fire or other casualty excepted.

19. Assignment and Subletting. Tenant's right to use the Roof Premises is personal to Tenant (or Tenant's successor-in-interest through merger), and Tenant may not assign this Site Lease or sublease all or any portion of the Roof Premises to a third party except as permitted by the terms of Section 35 of the Lease.

20. Tenant's Costs. If Tenant fails to obtain all permits necessary for the construction of the Communications Site such that the term of this Site Lease never commences, Tenant shall pay to Landlord an amount equal to all costs incurred by Landlord for the preparation and negotiation of this Site Lease and all costs associated with Landlord's review of the plans and specifications for construction of Tenant's Communications Site on the Roof Premises.

21. Notices and Other Communications. Every notice required by this Lease shall be delivered either by (a) personal delivery, or (b) postage prepaid return receipt requested certified mail addressed to the party for whom intended at the addresses below or at such other address as the intended recipient shall have designated by written notice.

      If to Landlord:                        If to Tenant:

      Sterling Realty Organization Co.       iShip.com, Inc.
      600 - 106th Avenue N.E., Suite 200     3545 Factoria Boulevard, Suite_____
      Bellevue, Washington 98004             Bellevue, Washington 98006
      Attn:  David Schooler                  Attn:
                                                  ---------------------

22. Mutual Release; Waivers of Subrogation. Each party hereby releases the other and the other's officers, directors, partners, affiliates, agents and employees from liability or responsibility for any loss or damage to the extent resulting from any cause or hazard with respect to which insurance is carried pursuant to paragraph 15 of this Site Lease, including any loss or damage resulting from any loss of the use of any property. These releases shall apply between the parties and they shall also apply to any claims under or through either party as a result of any asserted right of subrogation. All policies of insurance obtained by either party pursuant to paragraph 15 of this Site Lease shall include a clause or endorsement waiving the insurer's right of subrogation against the other party.

23. Hazardous Substances. Tenant represents, warrants and agrees that Tenant will not use, generate, store or dispose of any Hazardous Material on, under, about or within the Property in violation of any law or regulation, or in any manner that would adversely affect Landlord's insurance coverage on the Property. Tenant agrees to defend, indemnify and hold harmless Landlord and Landlord's officers, directors, partners, affiliates, agents and employees against any and all losses, liabilities, claims and/or costs (including reasonable attorneys' fees and costs) arising from any breach of any representation, warranty or agreement contained in this paragraph. As used in this paragraph, "Hazardous Material" shall mean petroleum or any petroleum product, asbestos, any substance known by a department of the United States government or by the State of Washington to cause cancer and/or reproductive toxicity, and/or any substance, chemical or waste that is identified as hazardous, toxic or dangerous in any applicable federal, state or local law or regulation. Landlord represents that, to the best of its knowledge as of the date of this Site Lease, there is no Hazardous Material on the Property in violation of any applicable law or regulation.

24. Waivers. Any waiver of any right under this Site Lease must be in writing and signed by the wavering party.

25. Written Agreement to Govern. This Site Lease is the entire understanding between the parties relating to the subjects it covers. This Site Lease shall be governed by and construed in accordance with the laws of the State of Washington.

26. Attorneys' Fees. The substantially prevailing party in any action or proceeding brought to enforce this Site Lease shall be entitled to recover its reasonable attorneys' fees, costs, and expenses in connection with such action or proceeding from the other party.

27. Covenant of Cooperation. Tenant agrees to cooperate with Landlord and other tenants of Landlord, as more specifically set forth in the Rules and Regulations of Site Lease, attached hereto as Exhibit D.
                                                   ---------

28. Further Assurances. In addition to the actions specifically mentioned in this Site Lease, the parties shall each do whatever may be reasonably necessary, without Landlord incurring any out-of-pocket costs, to accomplish the transactions contemplated in this Site Lease including, without limitation: execution of all applications, permits and approvals required of Landlord for construction of the Communications Site by Tenant; and cooperation in obtaining Non-Disturbance Agreements from holders of senior encumbrances on the Property, and execution of a Memorandum of Lease in the from attached as Exhibit E to this Lease.
                             ---------

29. Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Roof Premises. This document will become effective and binding only upon approval of this Site Lease by the party holding the deed of trust encumbering the Property, and upon the full execution of this Site Lease by Landlord and its delivery to Tenant. No act or omission of any employee or agent of Landlord (or of Landlord's broker, if any) shall alter, change or modify any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                         LANDLORD:

                         STERLING REALTY ORGANIZATION CO.,
                         a Washington corporation, its general partner


                         By:
                            ------------------------------------------
                                    David Schooler, President

                         TENANT:

                         iSHIP.COM, INC.
                         a Washington corporation


                         By:
                            ------------------------------------------
                         Its:
                            ------------------------------------------

STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

  THIS IS TO CERTIFY that on this ______ day of ________, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared DAVID SCHOOLER, to me known to be the President of STERLING REALTY ORGANIZATION CO., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                                          --------------------------------
                                          (Signature)

                                          --------------------------------
                                          (Please print name legibly)

                                          NOTARY PUBLIC in and for the State of
                                          Washington, residing at
                                                                 ---------------
                                          My commission expires
                                                               -----------------

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


  THIS IS TO CERTIFY that on this _____ day of _______, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared ___________________, to me known to be the _______________ of iSHIP.COM, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _____ was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                                    _____________________________________
                                    (Signature)

                                    _____________________________________
                                    (Please print name legibly)

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at _____________
                                    My commission expires________________

                              SCHEDULE OF EXHIBITS


Exhibit A  Legal Description of the Property

Exhibit B  Sketch of the Roof Premises (50% of Usable Area of Roof)

Exhibit C  Sketch of the Roof Premises (25% of Usable Area of Roof)

Exhibit D  Rules and Regulations of Site Lease

Exhibit E  Memorandum of Site Lease

                                   EXHIBIT A
                                       TO
                           COMMUNICATIONS SITE LEASE

                         Legal Description of Property
                         -----------------------------


New Lot 2
---------

A portion of Lot 1 of Short Plat No. 280070R, according to the short plat recorded under King County Recording No. 8011200686, being a revision of short plat recorded under Recording No. 8009300879.

TOGETHER with that portion of the vacated portion of SE 38th Street lying with the projected lot lines of the property herein described as vacated by King County Ordinance No. 6582 as recorded under King County Recording No. 84030789;

TOGETHER with a portion of Parcels C, D, E & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot Line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 said Section 9; thence North 87 degrees 23' 26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING; thence South 01 degree 18'37" West, a distance of 158.87 feet; thence North 87 degrees 23'26" West, a distance of 437.33 feet; thence South 01 degree 15'22" West, a distance 316.89 feet more or less to the Northerly margin of SE 38th Street; thence North 63 degrees 38'11" West along said Northerly margin, a distance of 90.75 feet; thence North 01 degree 15'16" East, a distance of 439.20 feet; North 01 degree 12'48" East a distance of
14.22 feet; thence South 87 degrees 23'26" East, a distance of 321.85 feet; thence North 02 degrees 36'31" East, a distance of 3.78 feet; thence South 87 degrees 23'26" East, a distance of 197.79 feet; thence South 01 degree 18'37" West, a distance of 18.00 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 2 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                   EXHIBIT B
                                       TO
                           COMMUNICATIONS SITE LEASE

                 Sketch of the Roof Premises (50% of Roof Area)
                 ----------------------------------------------

                                   EXHIBIT C
                                       TO
                           COMMUNICATIONS SITE LEASE

                 Sketch of the Roof Premises (25% of Roof Area)
                 ----------------------------------------------

                                   EXHIBIT D
                                       TO
                           COMMUNICATIONS SITE LEASE

                         Rules and Regulations of Lease
                         ------------------------------

Tenant recognizes that other tenants will be leasing antenna and equipment space from Landlord, and that effective use of the Property requires cooperation and good faith between itself, other tenants, and Landlord. Therefore, to avoid objectionable interference, engage in proper Telecommunications Activity, and facilitate the purposes of all leases, Tenant shall adhere to the following Rules and Regulations, which Landlord may modify from time to time upon advance notice to Tenant.

1.  Definitions.

    a) Responsible Tenant: Means the tenant responsible for correcting objectionable interference.

    b) Telecommunications Activity: Means the conduct of transmissions (e.g., Amplitude modulated aural transmission or frequency modulated aural or visual transmission) from the Property upon a single frequency at any one time assigned to a tenant by the Federal Communications Commission ("FCC"). If a tenant conducts the same type of transmission on two or more assigned frequencies, each of them shall constitute a separate Telecommunication Activity.

    c) Transmission: Means the emission or reception of electromagnetic waves.

2. Plans For Telecommunications Activity. Prior to making any installations or material modifications of a Telecommunication Activity, every tenant shall submit plans and designs to Landlord. Landlord shall have twenty
     (20) days thereafter to approve or disapprove the plans and designs, based on the effect the installation may have on the Property and its structural components and the potential for objectionable interference.

3. Testing Required Prior to Installation. Prior to the installation of any equipment required for a Telecommunication Activity, Tenant, at its expense, shall conduct all tests that Landlord deems reasonably appropriate or necessary to determine that Tenant's proposed Telecommunication Activity can be conducted without causing objectionable interference to any Telecommunication Activity then being conducted by another tenant. The tests conducted shall be of the type then generally recognized as appropriate for such purposes. Following receipt by Landlord of acceptable test results, Tenant shall coordinate with Landlord as to the exact time of installation of the equipment required for the approved Telecommunication Activity. Tenant agrees that only authorized engineers, employees, or contractors, as reasonably selected by Tenant, will be permitted to enter the Property for the purpose of installing, modifying, or maintaining Tenant's facilities. Tenant further agrees that all engineers, contractors, or subcontractors hired by Tenant for the purpose of installing any equipment on the Property will by duly licensed in the State of Washington and approved by Landlord, which approval shall not be unreasonably withheld.

4. Subsequent Modifications to Telecommunication Activity. All modifications or subsequent changes in Tenant's Telecommunication Activity shall be subject to provisions of paragraphs 2 and 3.

5.   Objectionable Interference.  Objectionable interference to a
     Telecommunication Activity may be caused by:

     a) Initiation of a Telecommunication Activity, or the installation of equipment in preparation for the initiation of a Telecommunication Activity, without first complying with the provisions of paragraphs 2 and 3 above. With respect to the initial operation of a Telecommunication Activity, that activity may constitute objectionable interference even if such interference is not discovered until after a tenant's Telecommunication Activity is initiated. This shall be referred to as Type 1 interference.

    b) The failure by Tenant to maintain its equipment properly, to replace defective equipment, or to operate its Telecommunication Activity in accordance with good engineering practices. This shall be referred to as Type 2 interference.

6. Notice Of Need For Corrective Action. If Tenant is of the opinion that there is objectionable interference to its Telecommunications Activity, and that another tenant is under obligation to correct said interference, it may, without prejudice to its other remedies, give written notice to Landlord and the Responsible Tenant(s). The Responsible Tenant shall, within three (3) days of receiving such notice (or such longer period as consented to in writing by Tenant), comply with the provisions set forth herein regarding corrective action for objectionable interference. If the Responsible Tenant fails to respond as required, then the rights granted by Landlord to the Responsible Tenant shall terminate as to the interfering Telecommunication Activity.

7. Corrective Action. If objectionable interference results from either Type 1 or Type 2 interference, then the Responsible Tenant shall take all necessary corrective actions to eliminate the objectionable interference. If objectionable interference arises with Telecommunication Activity initiated in accordance with the Responsible Tenant's lease and these Results and Regulations, the Responsible Tenant shall:

       a) Immediately discontinue the interfering activity until such interference can be fully corrected; or

       b) Transfer its Telecommunication Activity to a temporary location and/or equipment operating configuration if objectionable interference will be eliminated by doing so.

     Whenever a Responsible Tenant discontinues a Telecommunication Activity or transfers to a temporary location pursuant to this paragraph, it shall not resume such Telecommunication Activity or transfer such Telecommunication Activity from the temporary location to its previous, permanent location until it fully complies with the conditions provided for engaging in the initial operation of a Telecommunication Activity.

8. Protective Devices. Tenant may request that Landlord, at Tenant's expense, attach protective devices to the equipment of other tenants. Tenant agrees that other tenants may, upon written approval of Tenant, which approval shall not be unreasonably withheld, attach protective devices to Tenant's equipment, provided that no objectionable interference occurs in the conduct or use of any of Tenant's equipment or Telecommunication Activity. The tenant attaching such equipment shall promptly have such protective devices removed if objectionable interference results at any time.

9. FCC Hearings. Nothing herein shall be deemed to limit the right of Tenant to request hearings before the FCC, or to appear before the FCC in any hearings held in such proceedings, or to oppose any application to the FCC filed by any other tenant as a result of such proceedings.

10. Compliance with FCC Rules and Regulations. If Tenant's operations or Telecommunication Activities fail to comply with FCC rules and regulations, and objectionable interference arises because of such noncompliance, then Tenant shall not be entitled to the protection of these Rules and Regulations regarding objectionable interference, until it fully complies with FCC standards.

11. Good Faith Conduct. Tenant shall conduct its Telecommunications Activity in good faith and in accordance with the purposes and intent of its lease for a portion of the Property. Tenant shall cooperate with other tenants to anticipate and prevent objectionable interference.

12. Interference with Third Parties. In the event a tenant's Telecommunication Activities result in interference with transmission or reception of signals or other services or activities by a party other than tenant, and if a legal obligation exists to correct such interference, then the responsibility for and expense of correcting such interference with be borne by the tenant or tenants involved, in accordance with principles established herein for corrective action.

                                   EXHIBIT E
                                       TO
                           COMMUNICATIONS SITE LEASE

                              Memorandum of Lease
                              -------------------



RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

GRAHAM & DUNN
1420 Fifth Avenue, 33rd Floor
Seattle, Washington  98101
Attn:  Maren K. Gaylor





                    MEMORANDUM OF COMMUNICATIONS SITE LEASE


GRANTOR:             Sterling Realty Organization Co., a Washington corporation

GRANTEE:             iShip.com, Inc., a Washington corporation

LEGAL DESCRIPTION:   New Lot 2 of Boundary Line Adjustment No. BLA-995313,
                     recorded under King County Recording No. 20000228900003.

TAX PARCEL
IDENTIFICATION NO.:
                     ------------------------------------


THIS MEMORANDUM OF COMMUNICATIONS SITE LEASE is made and entered into as of this 7th day of March, 2000, by and between STERLING REALTY ORGANIZATION CO., a Washington corporation ("Landlord"), and iSHIP.COM, INC., a Washington corporation ("Tenant").

                                    RECITALS

1.   Property Affected by Agreement.  Tenant, in connection with that certain
     ------------------------------
     Lease Agreement dated March 7, 2000, between Landlord and Tenant (the "Lease Agreement"), has the right to the exclusive use of a portion of the roof of the building to be located at 3545 Factoria Boulevard S.E. in Bellevue, King County, Washington (the "Property"). A legal description of the Property is attached to this Memorandum as Exhibit A.
                                                    ---------

2.   Term of Communications Site Lease.  The Communications Site Lease shall
     ---------------------------------
     have a term concurrent with the Lease Agreement.


4.   Purpose of Memorandum.  This Memorandum is prepared for the purpose of
     ---------------------
     recordation to give notice of the Communications Site Lease, Agreement, including the option to purchase the Property contained therein, and shall not constitute an amendment or modification of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Memorandum of Option as of the day and year first above written.

                              LANDLORD:

                              STERLING REALTY ORGANIZATION CO.,
                              a Washington corporation


                              By:
                                 ------------------------------
                                 David Schooler, President


                              TENANT:

                              iSHIP.COM, INC., a Washington corporation



                              By:
                                 --------------------------------
                                 Its:
                                     ----------------------------


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

  THIS IS TO CERTIFY that on this ______ day of ______, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared DAVID SCHOOLER, to me known to be the President of STERLING REALTY ORGANIZATION CO., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                               -----------------------------------
                               (Signature)

                               -----------------------------------
                               (Please print name legibly)

                               NOTARY PUBLIC in and for the State of
                               Washington, residing at_____________
                               My commission expires_______________

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


  THIS IS TO CERTIFY that on this _____ day of ______, 2000, before me, the undersigned, a notary public in and for the State of Washington, duly commissioned and sworn, personally appeared _____________________________, to me known to be the _____________________ of iSHIP.COM, INC., a Washington corporation, the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _____ was authorized to execute said instrument.

  WITNESS my hand and official seal the day and year in this certificate first above written.


                               ------------------------------------------
                               (Signature)

                               ------------------------------------------
                               (Please print name legibly)

                               NOTARY PUBLIC in and for the State of
                               Washington, residing at _________________
                               My commission expires ___________________

                                   EXHIBIT A
                                       TO
                              MEMORANDUM OF OPTION


                         Legal Description of Property
                         -----------------------------

New Lot 2
---------

A portion of Lot 1 of Short Plat No. 280070R, according to the short plat recorded under King County Recording No. 8011200686, being a revision of short plat recorded under Recording No. 8009300879.

TOGETHER with that portion of the vacated portion of SE 38th Street lying with the projected lot lines of the property herein described as vacated by King County Ordinance No. 6582 as recorded under King County Recording No. 84030789;

TOGETHER with a portion of Parcels C, D, E & F of King County Lot Line Adjustment No. LLA 8810004, according to the Lot Line adjustment recorded under King County Recording No. 9101239007, being a portion of the West 1/2 of the Southeast 1/4 of Section 9, Township 24 North, Range 5 East, W.M., described as follows:

Commencing at the Northeast corner of the Southwest 1/4, of the Southeast 1/4 said Section 9; thence North 87 degrees 23' 26" West along the North line of said Southwest 1/4 of the Southeast 1/4, a distance of 180.00 feet to the TRUE POINT OF BEGINNING; thence South 01 degree 18'37" West, a distance of 158.87 feet; thence North 87 degrees 23'26" West, a distance of 437.33 feet; thence South 01 degree 15'22" West, a distance 316.89 feet more or less to the Northerly margin of SE 38th Street; thence North 63 degrees 38'11" West along said Northerly margin, a distance of 90.75 feet; thence North 01 degree 15'16" East, a distance of 439.20 feet; North 01 degree 12'48" East a distance of
14.22 feet; thence South 87 degrees 23'26" East, a distance of 321.85 feet; thence North 02 degrees 36'31" East, a distance of 3.78 feet; thence South 87 degrees 23'26" East, a distance of 197.79 feet; thence South 01 degree 18'37" West, a distance of 18.00 feet more or less to the POINT OF BEGINNING.

ALSO known as New Lot 2 of Boundary Line Adjustment No. BLA-995313, recorded under King County Recording No. 20000228900003.

SITUATE IN THE CITY OF BELLEVUE, COUNTY OF KING, STATE OF WASHINGTON.

                                   EXHIBIT O
                                       TO
                                LEASE AGREEMENT

                      Certificate of Corporate Resolution
                      -----------------------------------

     I, ___________________, hereby certify that I am the duly elected, qualified, and acting Secretary of iShip.com, Inc., a corporation duly organized under the laws of the state of Washington (the "Corporation"). I further certify that on the _____ day of ___________, 2000, the following resolution was duly adopted by the directors of the Corporation, and that the resolution is now in full force and effect and has not been altered, amended, modified or repealed:

     RESOLVED, that ____________________, the ________________ of the
     Corporation, or ______________, the ______________ of the Corporation, are hereby each individually authorized to sign the Lease Agreement between the Corporation and Sterling Realty Organization Co. (the "Landlord") dated _________________ with respect to Premises identified as Suite ______ of the building located at 3545 Factoria Boulevard S.E., Bellevue, Washington, and after its execution and delivery by the Corporation and the Landlord, the Lease will be a binding and enforceable obligation of the Corporation in accordance with its terms.

     I hereby certify that: (1) the above Resolution was duly passed at a special and/or general meeting of the Board of Directors of the Corporation held on ___________________ at which were present and voting a majority of the directors; (2) the above Resolution has been duly recorded in the minute book of the Corporation; (3) there are no provisions in the Articles of Incorporation or Bylaws of the Corporation that would impair or modify the effectiveness of the above Resolution; (4) the Resolution has not been altered or amended subsequent to its adoption; and (5) said Resolution is now in full force and effect.

     WITNESS MY HAND this _______ day of _____________, 2000.


                              ________________________________

                              By:
                                 -----------------------------

                                LEASE AGREEMENT


                              Dated March 7, 2000



                                    between



                       STERLING REALTY ORGANIZATION CO.


                                 as "Landlord"



                                      and



                                iSHIP.COM, INC.


                                  as "Tenant"



                                      in


                               STERLING PLAZA II

                         STANDARD TERMS AND CONDITIONS

                                       LEASE PROVISIONS
              1.   Lease Provisions and Exhibits........................................    1

                                     GENERAL TERMS AND CONDITIONS

              2.   Premises.............................................................    6
              3.   Term.................................................................    6
              4.   Rent.................................................................    6
              5.   Notices..............................................................    6
              6.   Uses.................................................................    7
              7.   Services and Utilities...............................................    6
              8.   Costs of Services and Utilities......................................    8
              9.   Property Taxes.......................................................   10
             10.   Taxes on Rents and Personal Property.................................   10
             11.   Acceptance of Premises...............................................   10
             12.   Improvements.........................................................   10
             13.   Alterations and Care of Premises.....................................   11
             14.   Liens and Insolvency.................................................   13
             15.   Access...............................................................   13
             16.   Damage or Destruction................................................   13
             17.   Indemnification, Insurance and Waiver of Subrogation.................   14
             18.   Assignment and Subletting............................................   16
             19.   Holdover.............................................................   17
             20.   Surrender of Premises................................................   17
             21.   Removal of Property..................................................   17
             22.   Defaults.............................................................   18
             23.   Right to Perform.....................................................   19
             24.   Nonwaiver............................................................   19
             25.   Costs and Attorneys' Fees............................................   19
             26.   Priority.............................................................   19
             27.   Estoppel Certificates................................................   20
             28.   Transfer of Landlord's Interest......................................   20
             29.   Condemnation.........................................................   20
             30.   Advertising..........................................................   20
             31.   Exterior Signage.....................................................   21
             32.   Parking..............................................................   21
             33.   Tenant Improvements..................................................   21
             34.   Main Lobby and Common Areas of Building..............................   23
             35.   Installation of Satellite Dishes on Roof of Building.................   23
             36.   Fifth Floor Hold Period..............................................   23
             37.   Terms Applicable to Expansion of Premises During Initial 12 Months...   23
             38.   Tenant's Right of First Offer........................................   23
             39.   Option to Cancel Lease...............................................   24
             40.   Delay in Lease Commencement; Additional Option to Cancel Lease.......   25
             41.   Americans With Disabilities Act (ADA) Compliance.....................   25
             42.   Hazardous Materials..................................................   26
             43.   Arbitration..........................................................   27
             44.   Quiet Enjoyment......................................................   28
             45.   Execution of Lease by Landlord.......................................   28
             46.   Landlord's Liability.................................................   28
             47.   Brokers..............................................................   28
             48.   Corporate Authority..................................................   28
             49.   General Provisions...................................................   28


                                    EXHIBITS

Exhibit A      Legal Description of Land......................................................   A-1
Exhibit B      Legal Description of Project...................................................   B-1
Exhibit C      Plan of the Premises...........................................................   C-1
Exhibit D      Shell and Core Items for Building/List of Plans and Specifications for Building   D-1
Exhibit E      Scope of Tenant Improvements...................................................   E-1
Exhibit F      Form of Letter of Credit.......................................................   F-1
Exhibit G      Form of Guaranty of Lease......................................................   G-1
Exhibit H      Rules and Regulations..........................................................   H-1
Exhibit I      Exclusions from Operating Costs................................................   I-1
Exhibit J      Form of Subordination, Attornment, Notice and Non-Disturbance Agreement........   J-1
Exhibit K      Parking Plan...................................................................   K-1
Exhibit L      Form of Tenant Improvement Promissory Note.....................................   L-1
Exhibit M      Sketches Showing Area of Roof Designated for Tenant's Exclusive Use............   M-1
Exhibit N      Form of Communications Site Lease..............................................   N-1
Exhibit O      Certificate of Corporate Resolution of Tenant..................................   O-1